UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Tetra Tech, Inc.
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Notice of 2019 Annual Meeting
and Proxy Statement

January 18, 2019

Dear Tetra Tech Stockholders:

              You are cordially invited to attend the Annual Meeting of Stockholders of Tetra Tech, Inc., which will be held at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101, on Thursday, February 28, 2019, at 10:00 a.m. Pacific Time.

              Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement.

              We use the internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials and will instead receive a notice with instructions for accessing the proxy materials and voting via the internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Internet transmission and voting are designed to be efficient, minimize cost, and conserve natural resources.

              Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote via the internet, by telephone, or by mail. Voting by any of these methods will ensure your representation at the Annual Meeting.

              Thank you for your continued support of Tetra Tech. We look forward to seeing you at the Annual Meeting.

Dan L. Batrack
Chairman and Chief Executive Officer

Pasadena, California

Your Vote is Important

In order to ensure your representation at the Annual Meeting, you may submit your proxy and voting instructions via the internet, by telephone, or by mail by following the instructions listed on your proxy card, notice, or voting instruction form. Please refer to the section entitled "Voting Your Shares" in the Meeting and Voting Information section of the accompanying proxy statement for a description of these voting methods. If your shares are held by a bank, broker, or other nominee (your record holder) and you have not given your record holder instructions on how to vote your shares, your record holder will NOT be able to vote your shares with respect to any matter other than ratification of the appointment of the independent registered public accounting firm. We strongly encourage you to vote.

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

              You are cordially invited to attend our 2019 Annual Meeting of Stockholders to be held on Thursday, February 28, 2019, at 10:00 a.m. Pacific Time, at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101. At the meeting, stockholders will vote on the following items of business:

  1.
  To elect the ten directors nominated by our Board to serve a one-year term;

  2.
  To approve, on an advisory basis, our executive compensation;

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2019; and

  4.
  To transact any other business properly brought before the meeting or any adjournment or postponement thereof.

              The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof is January 4, 2019. Our Board recommends that stockholders vote FOR each of the director nominees nominated by our Board, and FOR Items 2 and 3. After considering these items of business at the Annual Meeting, Dan Batrack, our Chairman and Chief Executive Officer, will review our fiscal 2018 performance.

              Even if you cannot attend the Annual Meeting, it is important that your shares be represented and voted.  You may vote as follows:

              Important Notice Regarding the Availability of Proxy Materials.  The Notice of Annual Meeting, Proxy Statement, and our 2018 Annual Report on Form 10-K are available at www.proxyvote.com. You are encouraged to access and review all of the important information contained in our proxy materials before voting.

              On behalf of the Board of Directors, management, and employees of Tetra Tech, thank you for your continued support.

BY ORDER OF THE BOARD OF DIRECTORS
Preston Hopson Senior Vice President, General Counsel and Secretary

Pasadena, California
January 18, 2019

PROXY STATEMENT FOR TETRA TECH, INC.
2019 ANNUAL MEETING OF STOCKHOLDERS

Proxy Summary

PROXY SUMMARY

              This section contains summary information described in greater detail in other parts of this proxy statement and does not contain all the information you should consider before voting. Stockholders are urged to read the entire proxy statement before voting. On January 18, 2019, we intend to make our proxy materials, including this proxy statement, available to all stockholders entitled to vote at the Annual Meeting.

Tetra Tech

              Tetra Tech is a leading provider of high-end consulting and engineering services that focuses on water, environment, infrastructure, resource management, energy, and international development. We are a global company that leads with science and is renowned for our expertise in providing water-related solutions for public and private clients. We typically begin at the earliest stage of a project by identifying technical solutions and developing execution plans tailored to our clients' needs and resources. Our solutions may span the entire life cycle of consulting and engineering projects and include applied science, data analytics, research, engineering, design, construction management, and operations and maintenance.

              Engineering News-Record (ENR), the leading trade journal for our industry, has ranked Tetra Tech as the number one water services firm for the past 15 years, most recently in its May 2018 "Top 500 Design Firms" issue. In 2018 Tetra Tech was also ranked number one in water treatment/desalination, water treatment and supply, environmental management, environmental science, consulting/studies, solid waste, hydro plants, and wind power. ENR ranks Tetra Tech among the largest 10 firms in numerous other service lines, including engineering/design, chemical and soil remediation, site assessment and compliance, dams/reservoirs, power transmission and distribution, and hazardous waste.

              Our reputation for high-end consulting and engineering services and our ability to apply our skills to develop solutions for water and environmental management has supported our growth for over 50 years since the founding of our predecessor company. By combining ingenuity and practical experience, we have helped to advance sustainable solutions for managing water, protecting the environment, providing energy, and engineering the infrastructure for our cities and communities. Today, we are working on projects worldwide, and currently have more than 17,000 staff and over 400 offices.

Annual Meeting Information

Time and Date	10:00 a.m. Pacific Time on Thursday, February 28, 2019
Place	Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101
Record Date	Stockholders as of the close of business on January 4, 2019
Attending the Meeting	Please follow the instructions described under "Annual Meeting Procedures" in the Meeting and Voting Information section of this proxy statement

i

Proxy Summary

Items Being Voted on at Annual Meeting

Item		Board Recommendation	Vote Required	Discretionary Broker Voting

1.	Election of directors	FOR each nominee	Majority of votes cast	No

2.	Advisory vote to approve executive compensation	FOR	Majority of shares represented and entitled to vote on the item	No

3.	Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2019	FOR	Majority of shares represented and entitled to vote on the item	Yes

Fiscal 2018 Performance Highlights

              Summary.  Tetra Tech's fiscal 2018 operating results reflected significant growth compared to fiscal 2017, which was itself a year of strong operational and financial performance. We achieved record-highs in revenue, operating income, and diluted earnings per share (EPS). Our focus on providing clients with high-end consulting and engineering services—primarily in the water, environment, and infrastructure markets—has resulted in increased margins and reduced risk in our business.

              Our fiscal 2018 revenue growth was generally consistent with our annual operating plan and resulted from broad-based contract wins and strategic acquisitions. The revenue growth was led by our U.S. federal government business, which increased 8.1% compared to fiscal 2017, and our U.S. state and local government business, which increased 32.9%. We began fiscal 2019 with authorized and funded backlog that reached an all-time high of $2.66 billion in the fourth quarter of fiscal 2018.

              Highlights of our fiscal 2018 results of operations as reported in our fiscal year 2018 Annual Report on Form 10-K are noted below:

Fiscal 2018 Highlights
($ in millions, except EPS)

	$	Record High	vs. Fiscal 2017

Revenue	$2,964		+8%

Operating Income	$190		+4%

EPS	$2.42		+19%

Backlog	$2,664		+5%

Proxy Summary

              Strong Stock Price Performance.  Our strong annual total stockholder return (TSR) of 48% in fiscal 2018 (September 29, 2017 to September 30, 2018) contributed to our cumulative three-year TSR of 182% for the fiscal 2016 through fiscal 2018 period (September 25, 2015 to September 30, 2018). We compare our TSR to the S&P 1000 and our TSR peer group (listed on page 58 of this proxy statement); we outperformed both in fiscal 2018 and over the cumulative three-year period. TSR measures the return that we have provided our stockholders, including stock price appreciation and dividends paid (assuming reinvestment thereof).

One- and Three-Year TSR

              Disciplined Capital Allocation.  Effectively deploying capital is one of our core strategies, and we have been consistently disciplined in our execution of that strategy by returning cash to our stockholders1, while being a strategic and financially disciplined investor with respect to acquisitions. Over the last three years, we have returned $340 million to stockholders through dividends and stock repurchases.

1  Through dividends and stock repurchases

Proxy Summary

Corporate Governance Highlights

              Our corporate governance policies and practices reflect our principles and allow our Board to effectively oversee our company in the interest of creating long-term value. The key elements of our program and the related benefits to our stockholders are set forth below:

STOCKHOLDER RIGHTS

Our Practice or Policy	Description and Benefit to Our Stockholders

Annual Election of Directors	Our directors are elected annually, reinforcing their accountability to our stockholders.

Single Class of Outstanding Voting Stock	We have no class of preferred stock outstanding, which means that our common stockholders together control our company with equal voting rights.

Majority Voting for Director Elections	We have a majority vote standard for uncontested director elections, which increases Board accountability to stockholders.

Mandatory Director Resignation Policy	Incumbent directors who receive more "AGAINST" votes than "FOR" votes must tender their resignation to the Board for consideration.

No Poison Pill	We do not have a stockholder rights plan (commonly referred to as a "poison pill").

Stockholder Calls for Special Meetings	Our bylaws allow stockholders owning 20% or more of our outstanding shares to call a special meeting of stockholders.

Stockholder Action by Written Consent	Our bylaws allow stockholders to act by written consent in lieu of a meeting.

Majority Voting for Charter Amendments	Our charter allows for stockholders to amend the charter by a majority vote.

Proxy Summary

BOARD STRUCTURE

Our Practice or Policy	Description and Benefit to Our Stockholders

Governance Policies	Our Corporate Governance Policies provide stockholders with information regarding the best practice principles of our corporate governance program and Board framework.

90% Independent	All of our current directors, except our Chairman/Chief Executive Officer (CEO), are independent, ensuring that our directors oversee our company without undue influence from management.

Director Diversity	30% (3) of our current directors are female. We are currently in compliance with California Senate Bill 826 requiring at least 1 female director on the Board by December 31, 2019, and, ultimately, 3 female directors by December 31, 2021.

Robust Presiding Director Role	Our Presiding Director is selected by our independent directors for a four-year term to perform clearly delineated duties, such as presiding at executive sessions of our Board and serving as the principal liaison between the independent directors and the CEO.

Committee Governance	Our Board Committees have written charters that clearly establish their respective roles and responsibilities and are comprised exclusively of independent directors. Committee composition and charters are reviewed annually by our Board.

Mandatory Retirement	We have adopted a mandatory director retirement age of 75, which helps ensure regular refreshment of our Board.[2]

Board Refreshment	Our Board's Nominating and Corporate Governance (NCG) Committee annually reviews our Board composition, which helps ensure we have the right balance between continuity and fresh perspectives. We added four new directors over the last five years, and one long-serving director retired, thereby reducing the average tenure of the Board.

Annual Performance Evaluations	Our NCG Committee oversees an annual performance evaluation of our Board, its Committees, and individual directors to ensure they continue to serve the best interests of stockholders.

Executive Sessions	Our Board and Committees regularly meet in executive session without members of management to support independent dialogue and evaluation.

Access to Management and Experts	Our Board and Committees have complete access to all levels of management and can engage advisors at our expense, giving them access to employees with direct responsibility for managing our company and experts to help them fulfill their oversight responsibilities on behalf of our stockholders.

Succession Planning	Our Board's NCG Committee and/or our full Board reviews potential CEO and other senior executive potential successors annually to develop our future leaders and ensure we can sustain business continuity.

2  Mr. Grant has been granted an exemption because of his qualifications and experience. He has announced that if he is re-elected at the Annual Meeting, he will retire as a director at the end of that term at our Annual Meeting of stockholders to be held in 2020.

v

Proxy Summary

EXECUTIVE COMPENSATION

At-Risk, Performance-Based Compensation	For fiscal 2018, 82.7% of our CEO's target total direct compensation (TDC) and an average of 64.1% of our other Named Executive Officers' (NEOs') target TDC was at-risk (all TDC compensation components other than base salary). Further, 67.2% of our CEO's target TDC and an average of 53.6% of our other NEOs' target TDC was performance-based (annual incentive plan [AIP] award, options, and performance share units (PSUs)).

Annual Say-on-Pay Vote	We have a policy to hold an advisory vote to approve executive compensation on an annual basis.

Executive and Director Stock Ownership Guidelines
As of the end of fiscal 2018, all of our directors and executive officers are in compliance with our stock ownership guidelines, helping ensure the alignment of their interests with those of our stockholders.[3]

Best Practices
Our executive compensation program reflects a number of what we believe are best practices that are summarized at the end of this proxy summary and in the executive summary of the Compensation Discussion and Analysis section of our proxy statement.

2019 Director Nominees

              Our Board has overseen the continuing transformation of our company, including our strategic decision to focus on our high-end consulting and engineering business. Further, the Board has overseen the continuation of our capital allocation plan, which included share repurchases of $75 million and cash dividends of $24 million in fiscal 2018. Our Board members have demonstrated their commitment to diligently and effectively execute

3  Per the terms of the guidelines, Mr. Birkenbeuel, who joined the Board in July 2018, and two officers appointed within the last two years have five years to meet the guideline requirements; all other directors and officers already meet the requirements.

Proxy Summary

their fiduciary duties on behalf of our stockholders, and we recommend that each of our incumbent directors be re-elected at the Annual Meeting.

Name	Age	Director Since	Principal Occupation	Independent	AC	CC	NC	SC

Dan L. Batrack	60	2005	Chairman and CEO, Tetra Tech, Inc.	No

Gary R. Birkenbeuel	61	2018	Retired Regional Assurance Managing Partner, Ernst & Young LLP	Yes	•		•

Hugh M. Grant	82	2003	Retired Vice Chair & Regional Managing Partner, Ernst & Young LLP	Yes	C		•

Patrick C. Haden	65	1992	President, Wilson Avenue Consulting	Yes		•	•

J. Christopher Lewis	62	1988	Managing Director, Riordan, Lewis & Haden	Yes	•	•

Joanne M. Maguire	64	2016	Retired Executive Vice President, Lockheed Martin Space Systems Company	Yes			C	•

Kimberly E. Ritrievi	60	2013	President, The Ritrievi Group LLC	Yes	•			•

Albert E. Smith (PD)	69	2005	Retired Executive Vice President, Lockheed Martin	Yes			•	C

J. Kenneth Thompson	67	2007	President and CEO, Pacific Star Energy, LLC	Yes		C		•

Kirsten M. Volpi	54	2013	EVP, COO and CFO, Colorado School of Mines	Yes	•	•

AC = Audit Committee	C = Chairperson
CC = Compensation Committee	• = Member
NC = Nominating and Corporate Governance Committee	PD = Presiding Director
SC = Strategic Planning and Enterprise Risk Committee

Proxy Summary

Executive Compensation Highlights

              Our Board's Compensation Committee designs our executive compensation program to motivate our executives to execute our business strategies and deliver long-term stockholder value. We pay for performance, with compensation dependent on our achieving financial and business performance objectives while aligning executives with the interests of our stockholders.

              We value our stockholders' opinions about our governance and compensation practices, and we actively solicit input through our stockholder engagement program. In advance of the Annual Meeting, we engaged in telephonic, email, and/or in-person discussions with our largest institutional stockholders, representing a majority of our then-outstanding shares, to solicit their views on our corporate governance and executive compensation programs.

              The TDC paid to our executives comprises the following three components:

  •
  Base salary;

  •
  Performance-based cash incentive under our Annual Incentive Plan (AIP); and

  •
  Long-term incentives (LTIs) delivered in equity and consisting of:

  o
  50% Performance Stock Units (PSUs) with cliff vesting after a three-year performance period, subject to achievement of the applicable performance goals, based 50% on EPS growth and 50% on relative TSR, and subject to the holder's continuous employment with us through the applicable vesting date;

  o
  25% non-qualified stock options vesting over four years, subject to the holder's continuous employment with us through the applicable vesting date; and

  o
  25% Restricted Stock Units (RSUs) vesting over four years, subject to the holder's continuous employment with us through the applicable vesting date.

Proxy Summary

Fiscal 2018 Elements of Annual and Long-Term Compensation

              We target the TDC of our NEOs around the market median, giving consideration to various factors, such as responsibilities, individual performance, tenure, retention, company performance, succession planning, and competitive market levels. The majority of this compensation is tied to financial, operational, or stock price performance and is therefore "at risk," meaning that if we fail to achieve our financial objectives and create stockholder value, our executives may ultimately not realize some or all of the performance-based components of compensation, which may result in payments below the market median. In fiscal 2018, 82.7% of our CEO's target TDC and an average of 64.1% of our other NEOs' target TDC was at-risk (all TDC compensation components other than base salary were at risk). Further, 67.2% of our CEO's target TDC and an average of 53.6% of our other NEOs' target TDC was performance-based (AIP award, options, and PSUs).

Fiscal 2018 Target Total Direct Compensation Mix*

    *
    See the Compensation Discussion and Analysis section of this proxy statement for a description of the manner in which these amounts are determined.

Proxy Summary

Pay for Performance

              Our Compensation Committee designed the executive compensation program to reflect its philosophy that a majority of compensation should be tied to our success in meeting predetermined performance objectives, the achievement of which should positively influence our stock price. The objective is to motivate the executives to achieve these annual and long-term financial goals in order to deliver a consistent and sustainable return to our stockholders. As indicated below, for the period from fiscal 2015 to 2018, our CEO reported compensation increased approximately 11% and, on average, our other NEOs reported compensation increased 33% compared to our 182% TSR performance over the same period. See the Compensation Discussion and Analysis and the Summary Compensation Table in this proxy statement for additional information.

Change in Reported Compensation Compared to Three-Year Cumulative TSR

Fiscal 2015 to Fiscal 2018

x

Proxy Summary

Compensation Best Practices

              As summarized below and described in further detail in the Compensation Discussion and Analysis section of this proxy statement, our executive compensation program is aligned with our goals and strategies and reflects what we believe are best practices.

What We Do	What We Do Not Do

Pay for performance: in fiscal 2018, 82.7% of our CEO's target TDC and an average of 64.1% of our other NEOs' target TDC was at-risk; and 67.2% of our CEO's target TDC and an average of 53.6% of our other NEOs' target TDC was tied to company performance

     Emphasize long-term performance: in fiscal 2018, 62.0% of our CEO's target TDC and an average of 42.1% of our other NEOs' target TDC was equity-based and thereby tied to creating stockholder value

     Require double-trigger vesting for change in control equity vesting and cash severance benefits

     Maintain stock ownership guidelines for both executives and the Board of Directors

     Maintain a clawback policy

     Use an independent compensation consultant retained directly by the Compensation Committee

     Regularly assess potential risks relating to our compensation policies and practices

Annually review the Compensation Committee's charter and evaluate the Compensation Committee's performance	Have employment agreements with our NEOs

     Excise tax gross up payments in connection with change in control severance benefits

     Provide gross-ups to cover tax liabilities associated with executive perquisites

     Permit directors or officers to hedge or pledge company stock

     Grant stock options with an exercise price less than the fair market value on the date of grant

     Re-price or exchange stock options

     Promise multi-year guarantees for bonus payouts or salary increases

Pay dividends or dividend equivalents on equity awards unless and until the awards vest

Ratification of Appointment of PWC

              Our Board's Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the 2019 fiscal year, and our Board is seeking stockholder ratification of the appointment. PwC is knowledgeable about our operations and accounting practices and is well qualified to act as our independent registered public accounting firm. The Audit Committee considered the qualifications, performance, and independence of PwC; the quality of its discussions with PwC; and the fees charged by PwC for the level and quality of services provided during fiscal 2018, and has determined that the reappointment of PwC is in the best interest of our company and its stockholders.

CORPORATE GOVERNANCE, SUSTAINABILITY, AND CORPORATE SOCIAL RESPONSIBILITY

              Our mission is to be the premier, worldwide, high-end consulting and engineering firm focusing on water, environment, infrastructure, resource management, energy, and international development services. We are renowned for our expertise in providing water-related solutions for public and private clients. We typically begin at the earliest stage of a project by identifying technical solutions and developing execution plans tailored to our clients' needs and resources. Our solutions may span the entire life cycle of consulting and engineering projects.

              Our reputation for high-end consulting and engineering expertise and our ability to apply our skills to develop innovative solutions for our clients has supported our growth for over 50 years. By combining ingenuity and practical experience, we have helped to advance solutions for managing water, protecting the environment, providing energy, and engineering the infrastructure for our cities and communities.

Corporate Governance

              Under the oversight of our Board of Directors, we have designed our corporate governance program to ensure continued compliance with applicable laws and regulations, the rules of the Securities and Exchange Commission (SEC) and the listing standards of the Nasdaq Stock Market (Nasdaq), and to reflect best practices as informed by the recommendations of our outside advisors, the voting guidelines of our stockholders, the policies of proxy advisory firms, and the policies of other public companies.

              We are committed to operating with honesty and integrity and maintaining the highest level of ethical conduct. We encourage stockholders to visit the Corporate Governance section of our website, which includes the following corporate governance documents:

  •
  Corporate Code of Conduct

  •
  Finance Code of Professional Conduct, which applies to our CEO and all members of our finance department, including our Chief Financial Officer and principal accounting officer

  •
  Corporate Governance Policies

  •
  Charters for our Board's Audit Committee, Compensation Committee, NCG Committee, and Strategic Planning and Enterprise Risk Committee

  •
  Stock Ownership Guidelines

              You can access these documents by visiting our website at www.tetratech.com/en/corporate-governance, but should note that information on our website is not and should not be considered part of, nor is it incorporated by reference into, this proxy statement. You can also receive copies of these documents, without charge, by written request mailed to our Corporate Secretary at Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107.

              We maintain a hotline that is available to all employees for the anonymous submission of employee complaints by telephone and internet. All complaints go directly to our General Counsel and Chief Compliance Officer, and all complaints relating to accounting, internal controls, or auditing matters also go directly to the

Corporate Governance, Sustainability and Corporate Social Responsibility

Chairman of our Audit Committee. We also maintain an internal audit control function that provides critical oversight over the key areas of our business and financial processes and controls, and reports directly to the Audit Committee. Our Board has also adopted a written related person transactions policy. Under the policy, the Audit Committee (or other committee designated by the NCG Committee) reviews transactions between us and "related persons."

              Our company conducts its business on the bases of the quality of its services and the integrity of its association with its clients and others. Our Code of Conduct demonstrates our commitment to ascribe to the highest standards of ethical conduct in the pursuit of our business and applies to all of our directors, officers, and employees. Our policies have been translated into five languages, and our employees are trained on them and affirm their commitment to comply with the policies when they first join our company and periodically thereafter.

Sustainability

              Tetra Tech supports clients in more than 100 countries around the world, helping them to solve complex problems and achieve solutions that are technically, socially, and economically sustainable. Our high-end consulting and engineering services focus on using innovative technologies and creative solutions to minimize environmental impacts. Our greatest contribution toward sustainability is through the projects we perform every day for our clients. Sustainability is embedded in our projects – from recycling freshwater supplies to recycling water products, reducing energy consumption, and reducing greenhouse gas emissions in developing countries.

              Our Sustainability Program focuses on supporting our mission to be a premier provider of high-end consulting and engineering services focused on water, natural resources, environment, infrastructure, energy, and international development. We seek to achieve this mission embracing sustainability in our business and operations while supporting the company in delivering excellent services to our clients, maintaining superior financial performance, and emphasizing safety in the execution of services.

              Our Sustainability Program allows us to further expand our commitment to sustainability by encouraging, coordinating, and reporting on actions to minimize our collective impacts on the environment. The Program has four primary pillars:

  •
  Projects – the solutions we provide for our clients;

  •
  Procurement – our procurement and subcontracting approaches;

  •
  Processes – the internal policies and processes that promote sustainable practices, reduce costs, and minimize environmental impacts; and

  •
  People – the Tetra Tech employees who support communities in which they live and work.

Our program is based on the Global Reporting Initiative (GRI) Sustainability Report Framework, the internationally predominant sustainability reporting protocol for corporate sustainability plans. The GRI addresses three fundamental impact areas: environmental, economic, and social sustainability.

              Our Sustainability Program is led by our Chief Sustainability Officer, who has been appointed by executive management and is supported by other key corporate and operations representatives via our Sustainability Council. We have established specific metrics for the company and six corporate service departments. In addition to measuring our performance against these established metrics, we compile best

Corporate Governance, Sustainability and Corporate Social Responsibility

practices from our operations and corporate service groups by means of a quarterly sustainability survey. This survey is used to identify sustainable practices that can be transferred enterprise-wide and is used to assess participation in our Sustainability Program.

              Our Board of Directors and executive management team reviews and approves the Sustainability Program and evaluates our progress in achieving the goals and objectives outlined in our plan. Additional information on our Sustainability Program and our annual sustainability report that documents our progress may be found on our website at www.tetratech.com/sustainability.

Corporate Social Responsibility

              Our company seeks clear, sustainable solutions that improve the quality of life. We take this responsibility seriously because our work often places us at the center of our clients' environmental, safety, and sustainability challenges. These challenges often involve the opinions of public, industry, and government stakeholders who seek our advice on complex issues. We have helped thousands of towns, cities, industries, and governments find sustainable solutions to complex issues concerning resource management and infrastructure.

              To provide solutions to these challenges, we believe in maintaining our technical objectivity. We have earned our reputation for technical objectivity over more than five decades. We have designed state-of-the-art buildings in urban centers around the world, helped provide clean drinking water facilities in developing countries, and supported many Fortune 500 companies to balance environmental needs with business goals. In 2018 Tetra Tech joined the UN Global Compact for Advancing Sustainable Development, which aims to combat poverty and inequalities and reduce impacts from the changing climate.

              We also encourage our professionals to participate in outreach programs to help improve the communities in which they live and work. Tetra Tech associates and offices around the globe participate in many financial, in-kind, volunteer, and pro bono activities each year. In 2018 we advanced our commitment to Leading with Science® through our Science, Technology, Engineering, and Mathematics (STEM) Program to help shape the next generation of innovators and problem solvers. As a supporter of the nonprofit humanitarian organization Engineers Without Borders USA and Engineers Without Borders Canada, we are committed to helping communities in developing countries meet their basic human needs through lasting, scalable projects and technologies.

OUR BOARD OF DIRECTORS

Overview

              Our Board of Directors is responsible for overseeing, counseling, and directing management in serving the long-term interests of our company and stockholders, with the goal of building long-term stockholder value and ensuring the strength of our company for our clients, employees, and other stakeholders. In this capacity, the Board's primary responsibilities include establishing an effective corporate governance program with a Board and Committee structure that ensures independent oversight; overseeing our business, strategies, and risks; maintaining the integrity of our financial statements; evaluating the performance of our senior executives and determining their compensation; undertaking succession planning for our CEO and other senior executives; and reviewing our annual operating plan and significant strategic and operational objectives and actions.

Board Composition

              Our bylaws provide that our Board shall consist of between five and ten directors, with the exact number fixed from time to time by Board resolution. The Board has fixed the number at ten. We believe a limited number of directors helps maintain personal and group accountability. Our Board is independent in composition and outlook, other than our CEO. All of our current directors have been nominated for election by the Board of Directors upon recommendation by the NCG Committee.

Board Meetings and Attendance

              During fiscal 2018, our Board of Directors held seven meetings. During this period, all of the incumbent directors attended or participated in at least 75% of the total number of meetings of the Board and the committees of the Board on which each such director served, during the period for which each such director served. Our directors are strongly encouraged to attend the annual meeting of stockholders, and all of our directors then in office attended last year's annual meeting.

Corporate Governance Policies

              Our Corporate Governance Policies provide the corporate governance framework for our company and reflect the beliefs of our Board with respect to, among other things, the matters described below. They are reviewed at least annually and amended from time to time to reflect changes in regulatory requirements, evolving best practices, and recommendations from our stockholders and advisors.

Matter	Description of Policy

Board Composition
Reasonable Size. Our Board shall be between five and ten directors.

No Over-Boarded Directors. Our directors sit on three or fewer other public company boards.

Mandatory Retirement. Our Board has fixed the retirement age for directors at 75.[1] There are no established term limits on service.

1    Mr. Grant has been granted an exemption because of his qualifications and experience. He has informed the Board that if he is re-elected at the Annual Meeting, he will retire as a director at the end of that term at our Annual Meeting of stockholders to be held in 2020.

Board of Directors

Matter	Description of Policy

Director Independence
Majority Independent. A majority of our directors satisfy the Nasdaq independence standards.

Regular Executive Sessions. Our independent directors meet in executive session following each meeting of the Board, each meeting of the Audit Committee, and certain other Committee meetings.

Board Leadership Structure
Robust Presiding Director Role. Since our CEO is also Chairman, our independent directors selected one of themselves to serve as Presiding Director, with established roles and responsibilities. See Board Leadership Structure for further details.

Annual Review. The Board annually appoints a Chair and determines whether the positions of Chair and CEO will be held by one individual or separated.

Board Committees
Independence. Board Committees are comprised only of independent directors.

Governance. Board Committees act under charters, which are evaluated annually, setting forth their purposes and responsibilities. The charters allow for the engagement, at our expense, of independent legal, financial or other advisors as the directors deem necessary or appropriate.

Attendance. Directors prepare for and are expected to attend all meetings of our Board and its Committees on which they serve and are strongly encouraged to attend all annual stockholder meetings.

Director Qualifications
Diverse and Relevant Experience. The NCG Committee works with the Board to determine the appropriate characteristics, skills, and experiences for the directors. We are committed to selecting candidates regardless of gender, ethnicity, and national origin.

Board Duties
Management Succession Planning. Our Board conducts executive succession planning annually, including progress in current job position and career development in terms of strategy, leadership, and execution.

Financial Reporting, Legal Compliance, and Ethical Conduct. Our Board maintains governance and oversight functions, but our executive management maintains primary responsibility.

Stock Ownership Guidelines. To align the interests of stockholders with the directors and executive officers, our Board has established stock ownership guidelines applicable to executive officers and directors.

Board of Directors

Matter	Description of Policy

Continuous Board Improvement
New Director Orientation. All new directors participate in an orientation program to familiarize themselves with our company.

Continuing Education. Directors continue their education through meetings with executive management and other managers to enhance the flow of meaningful financial and business information. They also receive presentations to assist with their continuing education.

Annual Performance Evaluations. The NCG Committee oversees an annual self-assessment process to ensure our Board and each of the Committees are functioning effectively.

Director Independence

              Upon recommendation of the NCG Committee, our Board of Directors has determined that each of Mr. Birkenbeuel, Mr. Grant, Mr. Haden, Mr. Lewis, Ms. Maguire, Ms. Ritrievi, Mr. Smith, Mr. Thompson, and Ms. Volpi is independent under the criteria established by Nasdaq for director independence. Mr. Batrack is not independent because he is serving as our CEO.

              In connection with the assessment of Mr. Thompson's independence, we reviewed the facts and circumstances of his role as an independent director of Coeur Mining, Inc. and Pioneer Natural Resources Company, two of our clients, and Alaska Air Group, Inc., one of our vendors. We concluded that Mr. Thompson is an independent director because his role at each of these companies is limited to that of an independent director, each of the companies is a large public company, and the amount of business done with each of the companies is immaterial to us (less than 1% of our fiscal 2018 net revenue).

              All members of each of our Audit, Compensation, NCG, and Strategic Planning and Enterprise Risk committees are independent directors. In addition, the members of the Audit Committee and Compensation Committee each meet the additional independence criteria required for such committee membership under applicable Nasdaq listing standards. The Board has also determined that each member of the Audit Committee qualifies as an "audit committee financial expert" under SEC rules.

9 of 10 Director Nominees Independent

Gary R. Birkenbeuel Hugh M. Grant Patrick C. Haden J. Christopher Lewis Joanne M. Maguire Kimberly E. Ritrievi Albert E. Smith Kenneth J. Thompson Kirsten M. Volpi

Board of Directors

Board Leadership Structure

              Our Board of Directors does not have a policy with respect to whether the roles of Chairman and CEO should be separate or combined. We currently have a combined Chairman/CEO role, as well as an independent Presiding Director. We believe that the combined Chairman/CEO role is appropriate because it allows for one individual to lead our company with a cohesive vision, the ability to execute that vision, and the understanding of the significant enterprise risks that need to be mitigated or overcome to achieve that vision. It also fosters clear accountability, effective decision-making, and alignment on corporate strategy. Combined leadership at the top also provides the necessary flexibility for us to rapidly address the changing needs of our business.

              Balancing our combined Chairman/CEO is our Presiding Director, who is independent and has critical duties in the boardroom to ensure effective and independent oversight of Board decision-making. In November 2015, the Board determined that the role of Presiding Director would rotate to ensure independence, and the term would be four years. At a meeting in January 2016, the independent directors elected Mr. Smith to serve as Presiding Director for a four-year term ending in January 2020.

              Our Governance Policies describe the Presiding Director's duties, which delineate clear responsibilities to ensure independent stewardship of our Board, as summarized below.

Presiding Director Roles and Responsibilities:

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scheduling meetings of the independent directors;

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chairing the separate, executive session meetings of the independent directors;

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serving as principal liaison between the independent directors and the Chairman/CEO;

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communicating with the Chairman/CEO and disseminating information to the rest of the Board of Directors as appropriate;

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providing leadership to the Board of Directors if circumstances arise in which the role of the Chairman may be, or may be perceived to be, in conflict;

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being available, as appropriate, for consultation and direct communication with major stockholders; and

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overseeing, with the NGC Committee, the annual self-evaluation of the Board.

              Supplementing the Presiding Director are our Committee Chairs and members, all of whom are independent. With the Compensation Committee conducting a rigorous annual evaluation of the CEO's performance that is discussed by all independent directors during executive sessions, we believe our Board leadership structure provides independent oversight of our company.

Board Committees

              Each of our Board committees has a written charter that describes its purposes, membership, meeting structure, authority, and responsibilities. These charters, which may be found in the Corporate Governance

Board of Directors

section of our website at www.tetratech.com/en/corporate-governance, are reviewed by the respective committee on an annual basis, with any recommended changes adopted upon approval by our Board. Updated charters are promptly posted on our website.

              We have four standing committees consisting solely of independent directors, each with a different independent director serving as chairperson of the committee. Our Board committees are the Audit Committee, the Compensation Committee, the NCG Committee, and the Strategic Planning and Enterprise Risk Committee. We hold our Board committee meetings sequentially (i.e., committee meetings do not overlap with one another). As a result of holding sequential meetings, each of our Board members is given the opportunity to attend each committee meeting. We believe this practice is highly beneficial to our Board as a whole and the company in general because each of our Board members is aware of the detailed work conducted by each Board committee. This practice also affords each of our Board members the opportunity to provide input to the committee members before any conclusions are reached.

Board of Directors

              The primary responsibilities, membership, and meeting information for our four standing committees are summarized below.

Audit Committee

Current Members:	Responsibilities:

Hugh M. Grant (Chair)

Gary R. Birkenbeuel

J. Christopher Lewis

Kimberly E. Ritrievi

Kirsten M. Volpi

 Meetings in Fiscal 2018: 6

 Average Attendance in Fiscal 2018: 100%

All members satisfy the audit committee experience and independence standards required by Nasdaq and have been determined to be financially literate.

Each member of the Audit Committee has been determined to be an "audit committee financial expert" under applicable SEC regulations.

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reviewing our significant accounting principles, policies, and practices in reporting our financial results under generally accepted accounting principles;

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reviewing our annual audited financial statements and related disclosures;

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reviewing management letters or internal control reports and reviewing our internal controls over financial reporting;

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reviewing the effectiveness of the independent audit effort;

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appointing, retaining, and overseeing the work of the independent accountants;

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pre-approving audit and permissible non-audit services provided by the independent registered public accounting firm;

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reviewing our interim financial results for each of the first three fiscal quarters;

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reviewing and discussing the reports of our internal Management Audit Department;

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reviewing and discussing financial, liquidity, tax and treasury, litigation, and Sarbanes-Oxley (SOX) compliance matters in accordance with our enterprise risk management (ERM) responsibility matrix;

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reviewing and overseeing related party transactions;

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approving compensation of our Chief Financial Officer;

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reviewing complaints regarding accounting, internal controls, or auditing matters; and

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preparing the annual Audit Committee Report to be included in the proxy statement.

Board of Directors

Compensation Committee

Current Members:

J. Kenneth Thompson (Chair)

Patrick C. Haden

J. Christopher Lewis

Kirsten M. Volpi

 Meetings in Fiscal 2018: 6

 Average Attendance in Fiscal 2018: 100%

All members satisfy the independence standards required by Nasdaq.

All members qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and as "outside directors" under Section 162(m) of the Internal Revenue Code.

Responsibilities:

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reviewing and approving the annual base salaries and annual incentive opportunities of the CEO and other executive officers, including an evaluation of the performance of the executive officers in light of our performance goals and objectives;

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reviewing and approving, as they affect the executive officers, all other incentive awards and opportunities, any employment agreements and severance arrangements, any change-in-control agreements, and any special or supplemental compensation and benefits;

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reviewing and discussing comments provided by stockholders and proxy advisory firms regarding our executive compensation;

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overseeing our compliance with SEC rules and regulations regarding stockholder approval of certain executive compensation matters;

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reviewing director and executive officer stock ownership under our Stock Ownership Guidelines;

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reviewing and discussing incentives and rewards in accordance with our ERM responsibility matrix;

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making recommendations to the Board with respect to incentive-based compensation plans, equity-based plans, and executive benefits;

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reviewing and approving all grants of equity awards;

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reviewing and discussing the annual Compensation Discussion and Analysis and Compensation Committee Report to be included in the proxy statement; and

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retaining and working with the independent compensation consultant.

The Compensation Committee may delegate any or all of its responsibilities to a subcommittee. The Compensation Committee has no current intention to delegate any of its responsibilities to a subcommittee.

Board of Directors

Nominating and Corporate Governance Committee

Current Members:

Joanne M. Maguire (Chair)

Gary R. Birkenbeuel

Hugh M. Grant

Patrick C. Haden

Albert E. Smith

 Meetings in Fiscal 2018: 5

 Average Attendance in Fiscal 2018: 100%

All members satisfy the independence standards required by Nasdaq.

Responsibilities:

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developing criteria for nominating and appointing directors, including Board size and composition, corporate governance policies, and individual director expertise, attributes, and skills;

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recommending to the Board the individuals to be nominated as directors;

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recommending to the Board the appointees to be selected for service on the Board committees;

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overseeing an annual review of the performance of the Board and each committee;

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reviewing annually the adequacy of the committee charters and recommending proposed changes to the Board;

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making recommendations to the Board on changes in the compensation of non-employee directors;

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reviewing the succession plans relating to the positions held by executive officers;

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reviewing our Code of Conduct and anti-fraud policies in accordance with our ERM responsibility matrix; and

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considering any conflict of interest issues between us and directors or executive officers.

Board of Directors

Strategic Planning and Enterprise Risk Committee

Current Members: Albert E. Smith (Chair) Joanne M. Maguire Kimberly E. Ritrievi J. Kenneth Thompson Meetings in Fiscal 2018: 2 Average Attendance in Fiscal 2018: 100%
Responsibilities:

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overseeing our strategic planning process and working with management to plan the annual offsite Strategic Planning and Enterprise Risk meeting;

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reviewing and recommending to the Board certain strategic decisions regarding our exit from existing lines of business, entry into new lines of business, acquisitions, joint ventures, investments in or dispositions of businesses, and reviewing and approving our capital allocation strategy;

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reviewing, as requested by management, our bid and proposal strategy for high risk contracts;

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overseeing our ERM policies and procedures and working with our Corporate Risk Management Officer on ERM reports to the Board; and

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reviewing, as determined by management, any changes in technology and regulatory trends to assess the impact of technology and regulatory changes on business strategy and resource allocation.

Executive Sessions

              Our Board believes it is important to have executive sessions without our CEO being present, which are scheduled after every regular meeting of the Board. Our independent directors have robust and candid discussions at these executive sessions during which they can critically evaluate the performance of our company, CEO, and management.

              In addition, executive sessions of the Audit Committee are scheduled following each regular meeting of the Audit Committee (with our independent auditors, with the head of our Management Audit Department, and with executive management, if deemed necessary), and an executive session of the Compensation Committee is scheduled following the Compensation Committee meeting each November at which executive compensation determinations are made.

Board of Directors

Risk Oversight

Enterprise Risk Management and Strategic Risks

              We believe that risk is inherent in the pursuit of long-term growth opportunities. Our management is responsible for day-to-day risk management activities. The Board of Directors, acting directly and through its committees, is responsible for the oversight of our risk management. With this oversight, we have implemented an ERM program with practices and policies designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.

              The Strategic Planning and Enterprise Risk Committee is responsible for the oversight of the ERM program. Our Corporate Risk Management Officer reports the status of the ERM program to this committee on a semi-annual basis. The reports address our risk management effectiveness, those projects that may significantly impact our financial condition, and any new risk issues and mitigation measures that have been implemented.

              As part of the overall risk oversight framework, other committees of the Board also oversee certain categories of risk associated with their respective areas of responsibility to better coordinate with management and serve the long-term interests of our stockholders. Our Board receives reports from the committees regarding topics discussed at the committee meetings, which include the areas of risk overseen primarily by the committees.

              In addition, the Board participates in regular discussions among the directors and with our senior management with respect to several core subjects in which risk oversight is an inherent element, including strategy, operations, finance, mergers and acquisitions, and legal matters. The Board believes that the leadership structure described above under "Board Leadership Structure" facilitates the Board's oversight of risk management because it allows the Board, with leadership from the Presiding Director and working through its committees, to participate actively in the oversight of management's actions.

Board of Directors

OVERSIGHT OF RISK

Board or Committee	Major Areas of Responsibility

Board of Directors

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Annual operating plan;

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Corporate governance;

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Executive succession planning;

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Major initiatives;

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Mergers and acquisitions;

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Business development;

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Capital allocation;

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Project execution;

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Major litigation; and

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Major markets and clients

Audit Committee

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Financial metrics and measures;

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Financial statements and controls;

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Liquidity and cash flow;

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Tax and treasury strategy;

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Fiscal discipline;

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Management audit;

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Litigation and claims; and

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Sarbanes-Oxley compliance and anti-fraud policies

Compensation Committee	• Management incentives and awards; and • Compensation-related risks

Nominating and Corporate Governance Committee	• Director succession planning • Code of Conduct; and • Anti-fraud policies

Strategic Planning and Enterprise Risk Committee	• Business planning and performance; • Risk appetite and tolerance; • Bids and proposals; • Capital structure; • Technology and cyber-related risks; and • Corporate ERM

Risks Associated with Compensation Policies and Practices

              As described in the Compensation Discussion and Analysis section of this proxy statement, we maintain what we believe are best practices in compensation and corporate governance that collectively encourage ongoing risk assessment and mitigation. The Compensation Committee periodically reviews our executive compensation program to ensure that it does not provide incentives that encourage our employees to take excessive risks in managing their respective businesses or functional areas. Our compensation program includes the following safeguards:

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  the program balances executive retention with rewarding stockholder value creation;

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  the majority of executive compensation is at-risk, with a mix that is consistent with market practices and primarily equity-based to promote long-term performance and sustainable growth;

Board of Directors

  •
  the incentive mix is balanced, with short- and long-term performance metrics that do not overlap, cover different time periods, and are balanced among annual financial objectives and long-term economic and stockholder value creation;

  •
  our AIP and LTIs appropriately balance profitable growth in the near term with sustainable long-term financial success, use multiple performance metrics, measure performance at multiple levels (corporate, business group, and individual), and provide realized compensation based primarily on our performance;

  •
  the Compensation Committee may exercise downward discretion to adjust the objective, formulaic AIP awards, based on individual performance;

  •
  AIP awards are not guaranteed and are subject to a maximum payout caps;

  •
  our incentive metrics and performance goals have multiple approval levels and oversight, including approval by members of the Compensation Committee;

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  our PSU awards are performance-based, use multiple performance metrics, are subject to maximum payout opportunities to encourage appropriate performance focus and limit potential risk-taking, and cliff vest at the end of three years;

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  our change of control plan is market-aligned, with change of control benefits provided on a double-trigger basis, and these benefits do not provide excessive incentive to seek a transaction and are not grossed up for excise taxes;

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  our clawback policy and stock ownership guidelines are consistent with market practices; and

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  our stock ownership guidelines, annual stock awards, and vesting provisions create sustained and consistent ownership stakes.

              Based on these and other factors, as well as the advice of its independent compensation consultant, the Compensation Committee has concluded that our compensation policies and practices strike an appropriate compensation-risk balance, do not encourage excessive risk-taking, and do not as a whole create risks that are reasonably likely to have a material adverse effect on our company.

Succession Planning

              Our Board is involved in the identification and cultivation of our future leaders. We maintain an annual performance review process and leadership development program for our key employees. Management develops leadership at lower levels of our organization by identifying core talent, cultivating the skills and capabilities that will allow identified individuals to become our future leaders, assessing their development, and identifying gaps and developmental needs in skills and experience. At its meetings, the Board has the opportunity to meet with leaders of our company, including business group leaders and leaders in finance, law, information technology, risk management, and human resources. In addition, Board members have freedom of access to key employees.

              The NCG Committee conducts executive succession planning annually, including progress in current job position and career development in terms of strategy, leadership, and execution. During this review, the CEO and the independent directors discuss future candidates for senior leadership positions, succession timing for those positions, and development plans for the highest-potential candidates. This process ensures continuity of leadership over the long term, and it forms the basis on which we make ongoing leadership assignments.

Board of Directors

Board and Committee Evaluations

              The NCG Committee oversees and conducts an annual evaluation of our directors, Board, and Board committees. For the Board, the comprehensive self-assessment covers areas such as effectiveness, composition, culture, resources, and meetings. Each of the 35 topics within these areas is scored from 1 (Needs Improvement) to 5 (Role Model), with 3 being Acceptable. The Board then discusses each topic that has received a score from any director of 3 or less.

              The directors also comment on the Board's most significant contribution to the company during the last 12 months, the most important issues the Board should address in the next 12 months, and the areas in which the company could improve its Board management practices. These comments result in action items that are placed on the agenda and addressed in subsequent Board meetings.

              For each of the Committees, the self-assessment covers areas such as Committee composition, effectiveness, structure, information and resources, and meetings. As with the Board self-assessment, each of the topics within these areas is scored from 1 to 5. The members of the Committee also comment on the Committee's greatest contribution to the company during the last 12 months and the most important issues the Committee should address in the next 12 months. The Chair of each Committee then leads a discussion among the Committee members of each topic that has received a score from any Committee member of 3 or less, and of the general comments. The responses result in action items that are placed on the agenda and addressed in subsequent Committee meetings.

              Many of the improvements in our corporate governance practices and Board and Committee processes have resulted from the annual evaluation process. Our Board views the annual evaluation process as an integral part of its commitment to cultivating excellence and best practices in its performance.

Selection of Director Nominees

              Director nominees are generally recommended to the Board by the NCG Committee for election to the Board by our stockholders and to fill vacancies occurring between annual meetings of stockholders. Our Board believes that the backgrounds and qualifications of our directors, considered as a group, provide a mix of complementary experience, knowledge and abilities that allows our directors to effectively fulfill their oversight responsibilities.

              In considering whether to recommend a candidate as a director nominee, the NCG Committee applies the criteria described in our Governance Policies, including independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the NCG Committee takes into account many factors, including a general understanding of business development and strategy, risk management, finance, financial reporting, and other disciplines relevant to the success of a publicly-traded company in the then-current business environment; understanding of our business and the issues affecting that business; relevant education and professional background; personal accomplishment; and diversity. The NCG Committee does not assign specific weights to the criteria, and no particular criterion is necessarily applicable to all nominees.

              In recommending candidates for election to the Board of Directors, the NCG Committee considers nominees recommended by directors, officers, stockholders, and others, using the same criteria to evaluate all candidates. The NGC Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews

Board of Directors

with selected candidates as appropriate. Upon selection of a qualified candidate, the NCG Committee recommends the candidate for consideration by the full Board. The Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Stockholder Submission of Director Nominees

              Stockholders may recommend director candidates by submitting the candidate's name, together with his or her qualifications, to NCG Committee Chair, c/o Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107. To be considered at the 2020 Annual Meeting, stockholder nominations must comply with the notice procedures and other requirements of our bylaws as described in the Meeting and Voting Information section of this proxy statement under "Submission of Stockholder Items for 2020 Annual Meeting."

Board of Directors

Director Qualifications

              The qualifications that are particularly desirable for our directors to possess to provide oversight and stewardship of our company include the following:

Qualification	Description	Value to Our Board and Stockholders

Senior Leadership Experience	Service in a senior executive position	Provides us valuable external perspectives with which to assess our operations, execute our strategies, mitigate related risks, and improve our policies and procedures.

Industry and Technical Expertise	Experience in consulting and engineering services that focus on water, the environment, infrastructure, resource management, energy, and international development	Allows us to better understand the needs of our clients in developing our business strategies, as well as evaluate acquisition and divestiture opportunities.

Government Client Experience	Service in a position that requires interaction with government clients
Provides us experience and insight into working constructively with government agencies and administrators, and addressing significant public policy issues in areas related to our business and operations.

Business Development and Mergers and Acquisitions (M&A) Experience	Background in business development and in the analysis of proposed M&A transactions
Provides us insight into developing and implementing strategies for growing our business through combinations with other organizations, including analyses of the "fit" of a proposed acquisition with our company's strategy, the valuation of transaction, and the management plan for integration with existing operations.

Financial Sophistication	Understanding of accounting, auditing, tax, banking, insurance, or investments	Helps us oversee our accounting, financial reporting, and internal control processes; manage our capital structure, optimize capital allocation; and undertake significant transactions.

Public Board Experience	Prior or concurrent service on other SEC-reporting company boards
Demonstrates understanding of the extensive and complex oversight responsibilities of directors and helps reinforce management accountability for maximizing long-term stockholder value. Also provides insights into a variety of strategic planning, compensation, finance, and governance practices.

Board of Directors

              The graph below shows the qualifications of our director nominees:

Board Refreshment

              Our Governance Policies reflect our belief that directors should not be subject to term limits. While term limits could facilitate fresh ideas and viewpoints being consistently brought to the Board, we believe they are counter-balanced by the disadvantage of causing the loss of a director who over a period of time has developed insight into our strategies, operations, and risks, and continues to provide valuable contributions to Board deliberations. Our decision not to establish term limits is consistent with the prevailing practice among companies in the S&P 1000. We recognize that certain governance stakeholders have suggested that longer-serving directors may have decreased independence and objectivity; however, we believe that an arbitrary decision to remove knowledgeable directors and the consistent oversight they bring weighs against strict restrictions on director tenure. Ultimately, it is our Board's responsibility to establish board refreshment policies, using its discretion in the best interest of our company and stockholders.

              We have adopted the policies shown below to facilitate refreshment of our Board and ensure that it continues to appropriately challenge our management.

Board of Directors

POLICIES SUPPORTING BOARD REFRESHMENT

Policy	Description

Mandatory Resignation	Incumbent directors who are not elected by a majority vote of the votes cast by our stockholders must promptly tender their resignation to the Board.

Retirement	The Board has fixed the retirement age for directors at 75 (determined as of the Annual Meeting following the director's birthday).

Resignation Tendered Upon Retirement or Change in Principal Employment
A director who retires from or changes his/her principal occupation or business association must offer to tender his/her resignation to the Chairman of the NCG Committee so that there is an opportunity for the Board, through the NCG Committee, to review the continued appropriateness of Board membership under the new circumstances.

Over-Boarding	Without specific approval from the Board, no director may serve on more than three other public company boards.

              The graph below shows the tenure of our director nominees:

Director Diversity

              As provided in our Governance Policies, we are committed to considering candidates for the Board regardless of age, gender, ethnicity, and national origin. While diversity is a consideration, nominees are not chosen or excluded solely or primarily based on such basis. Rather, the NCG Committee focuses on skills,

Board of Directors

expertise, and background to complement the existing Board in light of the diverse and global nature of our businesses and operations. Three of the four most recently-appointed independent directors are women.

Active Stockholder Engagement and Communications Policy

Governance Engagement

              We value our stockholders' opinions about our governance policies and practices, and we actively solicit input through our stockholder engagement program. In advance of the Annual Meeting, we proactively contacted our largest institutional stockholders, representing a majority of our then-outstanding shares, to solicit their views on our corporate governance and executive compensation programs. We welcome feedback on our corporate governance program that this active and ongoing engagement with stockholders provides.

Contacting the Board

              Stockholders may contact our Board, Chairman, Presiding Director, any Committee or Committee Chair, or any other individual director concerning business-related matters by writing to Board of Directors (or a particular subgroup or individual director), c/o Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107; or via email to asktheboard@tetratech.com.

ITEM 1 – ELECTION OF DIRECTORS

              Our bylaws provide for a Board of between five and ten directors, with the exact number fixed from time to time by a resolution of our Board. The Board has fixed the number at ten, and there are currently ten directors on our Board. Each of the nominees is currently a member of our Board of Directors and, other than Mr. Birkenbeuel, who joined our Board in July 2018, was elected to our Board of Directors at the 2018 annual meeting of stockholders. Mr. Birkenbeuel was originally recommended to serve as a director of our Board by an incumbent director.

              Each director elected at the Annual Meeting will serve until our 2020 Annual Meeting and until a successor is duly elected and qualified. Each of the ten nominees has consented to being named in this proxy statement and to continue serving if elected. If any nominee is unable or unwilling for good cause to stand for election or serve as a director if elected, the persons named as proxies may vote for a substitute nominee designated by our existing Board of Directors, or our Board may choose to reduce its size.

Majority Voting Standard

              Our bylaws provide that each director nominee will be elected at the Annual Meeting if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election like this one. Consequently, in order to be elected, a nominee must receive more votes "for" than "against" his or her election. Should any of the nominees fail to receive the vote required to be elected in accordance with our bylaws, that director must promptly tender his or her resignation to the Board of Directors. In that event, the NCG Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will then act on the tendered resignation, taking into account the NCG Committee's recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of the certification of the election results.

              In voting for the election of directors, each share has one vote for each position to be filled, and there is no cumulative voting.

Recommendation of Board of Directors

              Our Board of Directors recommends that you vote FOR each of the director nominees.  The persons named as proxies will vote for the election of each of the ten nominees unless you specify otherwise.

2019 Director Nominees

              The following pages provide information on each nominee for election at the Annual Meeting, including his or her age, Board leadership roles held, and business experience during at least the past five years. We also indicate the name of any other public company for which each nominee currently serves as a director or served as a director during the past five years.

              Presented below is information regarding each nominee's experience and qualifications that led our Board to the conclusion that he or she should serve as a director in light of the company's business and structure. We believe that each of these nominees has integrity and adheres to our high ethical standards. In addition, each nominee has demonstrated the ability to exercise sound judgment, as well as a commitment to serving the long-term interests of our stockholders.

Item 1 – Election of Directors

DAN L. BATRACK

Age 60 Director since November 2005 Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

Tetra Tech, Inc.

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Chief Executive Officer and a director from November 2005 to present

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Chairman from January 2008 to present

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President from October 2008 to present

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Joined Tetra Tech's predecessor in 1980; served in numerous roles of increasing responsibility at our company, including project scientist, project manager, operations manager, senior vice president, president of an operating unit, and Chief Operating Officer

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Managed complex programs for many small and Fortune 500 clients, both in the United States and internationally

Select Skills and Qualifications

Senior leadership experience; industry and technical experience; government client experience; business development and M&A experience; financial sophistication

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Ten years leading our company as Chairman, 13 years as Chief Executive Officer, and 10 years as President

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Primary responsibility for our M&A strategy

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Served as project manager on numerous government client projects

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Member of Visitors Committee, University of Washington College of Engineering

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Bachelor's degree in Business Administration from the University of Washington

Current Board Leadership Role

Chairman of the Board

Item 1 – Election of Directors

GARY R. BIRKENBEUEL

Age 61 Director since July 2018 Independent Attendance at Fiscal 2018 Board Meetings: 100%[1]	Select Business Experience

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Retired with 37 years with Ernst & Young LLP

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Former Regional Assurance Managing Partner of Ernst & Young LLP, from 2003 to 2017

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Served as the audit partner in charge of multinational publicly and privately held companies engaged in the aerospace and defense, entertainment, technology, and media industries

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Serves as a Visiting Professor at Claremont McKenna College since 2016

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Serves as a director and chairman of the investment and audit committees of the American Film Institute (AFI) since 2003

Select Skills and Qualifications

Financial expert; senior leadership experience

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Managing Partner of Pacific South West Assurance practice at Ernst & Young LLP (2003-2008)

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Implemented Financial Advisory Assurance Practice at Ernst & Young LLP (2008-2012)

•

Direct relationship with PCAOB related to annual evaluation, accountability, and compensation of 1,100 U.S. Assurance partners while at Ernst & Young LLP (2012-2017)

•

Certified Public Accountant

•

"Audit committee financial expert" under SEC rules

•

Bachelor's degree in Economics from Claremont McKenna College

Current Board Roles

Member, Audit Committee
Member, Nominating and Corporate Governance Committee

1  Attended 100% of all meetings since joining the Board of Directors.

Item 1 – Election of Directors

HUGH M. GRANT

Age 82 Director since January 2003 Independent Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

•

Retired with 38 years with Ernst & Young LLP (and its predecessor, Arthur Young & Company)

•

Vice Chairman and Regional Managing Partner of the Western United States at Ernst & Young LLP

•

Served as the audit partner in charge of several large public companies, including those in the engineering and construction and defense industries, while at Ernst & Young LLP

•

Served on Ernst & Young's 15-member Management Committee for ten years

•

Serves as the Vice Chairman and Chairman of the Audit Committee of Inglewood Park Cemetery since 1998

Select Skills and Qualifications

Senior leadership experience; financial sophistication

•

Served on the Management Committee of Ernst & Young LLP and as the Vice Chairman and Regional Managing Partner of the Western United States, which had 2,000 employees and 19 offices

•

38 years of financial and risk management expertise gained through auditing public companies

•

"Audit committee financial expert" under SEC rules

•

Certified Public Accountant

•

Bachelor of Science degree in Business from the University of Kansas

Current Board Roles

Chair, Audit Committee
Member, Nominating and Corporate Governance Committee

Item 1 – Election of Directors

PATRICK C. HADEN

Age 65 Director since December 1992 Independent Other Public Company Board: TCW Strategic Income Fund Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

•

President, Wilson Avenue Consulting, since July 2017

•

Advisor to the President, University of Southern California (USC), from July 2016 to June 2017

•

Athletic Director, USC, from August 2010 to June 2016

•

Director of TCW Funds, TCW Strategic Income Fund (a closed end mutual fund listed on the NYSE), Met West Funds, and serves on various Board committees of these companies

•

Director of Auto Club of Southern California, and on the Audit/Finance and Investment Committees, since 2016

•

General Partner of Riordan, Lewis & Haden (RLH), a Los Angeles-based private equity firm, from 1987 to August 2010

•

Director of several portfolio companies during his tenure at RLH

•

Serves on several foundation Boards: Rose Hills, Fletcher Jones, Unihealth, and Mayr

Select Skills and Qualifications

Senior leadership experience; business development and M&A experience; financial sophistication; public board experience

•

Multiple roles at a major university, which provides significant senior leadership and management experience

•

Leadership at a private equity firm, which provides significant experience in finance and investment, and in M&A transactions

•

Director roles at several TCW funds, one of which is publicly listed

•

Service on other public and private company boards

•

Rhodes Scholarship to Oxford University; degree in Economics

•

Practicing attorney from 1982 to 1987

Current Board Roles

Member, Nominating and Corporate Governance Committee
Member, Compensation Committee

Item 1 – Election of Directors

J. CHRISTOPHER LEWIS

Age 62 Director since February 1988 Independent Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

•

Managing Director and co-founder of RLH since 1982

•

Director of several privately-held companies: The Chartis Group and Silverado Senior Living

•

Previously served as a director of two publicly traded companies

Select Skills and Qualifications

Senior leadership experience; business development and M&A experience; financial sophistication

•

More than 35 years of leadership of a private equity firm and service as a director of several companies provides significant senior leadership, management, operational and financial experience

•

Private equity firm leadership provides significant experience in finance and investment, evaluating new business opportunities, and M&A transactions

•

"Audit committee financial expert" under SEC rules

•

Master's degree in Business Administration from the University of Southern California

Current Board Roles

Member, Audit Committee
Member, Compensation Committee

Item 1 – Election of Directors

JOANNE M. MAGUIRE

Age 64 Director since November 2016 Independent Other Public Company Boards: CommScope, Inc. Visteon Corporation Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

•

Served as Executive Vice President of Lockheed Martin Space Systems Company (SSC), a provider of advanced-technology systems for national security, civil, and commercial customers, from 2006 until retirement in 2013

•

Joined Lockheed Martin Corporation in 2003 and assumed leadership of SSC in 2006

•

Formerly with TRW's Space & Electronics sector (now part of Northrop Grumman), filling a range of progressively responsible positions from engineering analyst to Vice President and Deputy to the sector's CEO

•

Member of the Board of Directors of CommScope, Inc., Visteon Corporation, and Draper Laboratory

Select Skills and Qualifications

Senior leadership experience; government client experience; industry and technical expertise; financial sophistication; public board experience

•

Held senior leadership positions within a publicly traded company in the technology sector, working with government clients

•

These positions provide valuable experience, including strategic planning, operations, risk management and corporate governance

•

Elected to the National Academy of Engineering in 2011

•

Bachelor's degree in Engineering from Michigan State University and Master's degree in Engineering from the University of California, Los Angeles

•

Concurrent service on two other public company boards

Current Board Roles

Chair, Nominating and Corporate Governance Committee
Member, Strategic Planning and Enterprise Risk Committee

Item 1 – Election of Directors

KIMBERLY E. RITRIEVI

Age 60 Director since November 2013 Independent Other Public Company Boards: Schweitzer-Mauduit International, Inc. Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

•

President, The Ritrievi Group LLC, a private investment firm (2018 to present) and an advisor to technology and chemical companies on financial strategies (2005 to 2018)

•

Co-Director of Americas Investment Research at Goldman, Sachs & Co. from 2001 to 2004

•

Former Specialty Chemical Analyst at Goldman, Sachs & Co., Credit Suisse First Boston, Lehman Brothers, and Paine Webber (now UBS Wealth Management)

•

Former process development engineer at ARCO Chemical

•

Audit Committee and Compensation Committee member of the Board of Directors of Schweitzer-Mauduit International, Inc. since 2018

•

Serves as Co-Chair of the Princeton University School of Engineering and Applied Science Leadership Council since 2016 and member since 2000

•

Served as Vice Chair of the Dean's Advisory Board of the Harvard School of Dental Medicine from 2015 to 2018; served as Chair of the Dean's Advisory Board from 2011 to 2015 and member since 2001

•

Member of the Board of Directors of Intrinio, a privately-held company

Select Skills and Qualifications

Senior leadership experience; business development and M&A experience; industry and technical expertise; financial sophistication; public board experience

•

Over 30 years of executive, management, analytical, and operational experience at The Ritrievi Group and major investment banks

•

Master's degree in Management from the Massachusetts Institute of Technology (MIT) Sloan School of Management

•

Doctorate in Chemical Engineering from MIT

•

"Audit committee financial expert" under SEC rules

Current Board Roles

Member, Audit Committee
Member, Strategic Planning and Enterprise Risk Committee

Item 1 – Election of Directors

ALBERT E. SMITH

Age 69 Director since May 2005 Independent Other Public Company Board: Curtiss-Wright Corporation Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

•

Retired, Chairman of the Board of Tetra Tech, Inc. from March 2006 to January 2008, and Vice Chairman from September 2005 to March 2006

•

Executive Vice President of Lockheed Martin Corporation and head of its Integrated Systems & Solutions business from 2003 to 2004

•

Executive Vice President of Lockheed Martin's Space Systems Company from 1999 to 2003

•

Member of the U.S. Secretary of Defense's Defense Science Board from 2002 to 2005

•

Served on the Board of Trustees of Aerospace Corporation from 2005 to 2007

•

Worked for the U.S. Central Intelligence Agency and received the Intelligence Medal of Merit

•

Chairperson of the Finance Committee of the Board of Directors of Curtiss-Wright Corporation

Select Skills and Qualifications

Senior leadership experience; government client experience; industry and technical expertise; financial sophistication; public board experience

•

Over 20 years of executive, management and operational experience, including leadership roles with Tetra Tech and at Lockheed Martin

•

Experience with government clients and requirements

•

Engineering degree from Northeastern University

•

Concurrent service on another public board

Current Board Roles

Presiding Director
Chair, Strategic Planning and Enterprise Risk Committee
Member, Nominating and Corporate Governance Committee

Item 1 – Election of Directors

J. KENNETH THOMPSON

Age 67 Director since April 2007 Independent Other Public Company Boards: Alaska Air Group Inc. Coeur Mining, Inc. Pioneer Natural Resources Company Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

•

President/CEO and co-owner of Pacific Star Energy, LLC, a firm that is a passive owner of oil lease royalties in Alaska, since 2000

•

Managing Director of the Alaska Venture Capital Group LLC, a private oil and gas exploration firm, from 2004 to 2012

•

Executive Vice President of Atlantic Richfield Company's (ARCO) Asia-Pacific Region, leading the Asia-Pacific operating companies in Alaska, California, Indonesia, China, and Singapore from 1998 to 2000

•

Served in various technical and management roles at ARCO from 1974 to 2000, including head of ARCO's oil and gas research and technology center, and responsible for global technology strategy and energy technology transfer to more than 20 countries

•

Served as Director of Provision Ministry Group from 2010 to 2015 and as Board Chair from 2014 to 2015

•

Volunteers on the nonprofit board as Director and Chairman of the Board of CDF Capital since 2017

•

Former Chair of the Compensation and Leadership Development Committee of the Board of Directors of Alaska Air Group Inc.; current Chair of the Health, Safety, Environmental & Corporate Responsibility Committee of Coeur Mining,  Inc.; and Lead Director of Pioneer Natural Resources Company

Select Skills and Qualifications

Senior leadership experience; industry and technical expertise; business development and M&A experience; financial sophistication; and public board experience

•

Various executive positions, including the role of CEO, provide leadership, risk management operations, strategic planning, engineering, environmental, safety and regulatory experience

•

Expertise in oil and gas and mining industries

•

Served on ARCO's team to assess and transition multi-billion dollar acquisitions

•

Served on ARCO's team to review monthly and quarterly financial statements before release to the Board and Audit Committee; also serves, or has served, on the audit committees of two public companies

•

Petroleum Engineering degree from Missouri University of Science & Technology

•

Concurrent service on three other public boards; Lead Director of Pioneer Natural Resources Company

Current Board Roles

Chair, Compensation Committee
Member, Strategic Planning and Enterprise Risk Committee

Item 1 – Election of Directors

KIRSTEN M. VOLPI

Age 54 Director since July 2013 Independent Attendance at Fiscal 2018 Board Meetings: 100%	Select Business Experience

•

Executive Vice President, Chief Operating Officer and Chief Financial Officer, Colorado School of Mines from July 2013 to present; and Senior Vice President for Finance and Administration, Chief Financial Officer and Treasurer from August 2005 to August 2011

•

Chief Administrative Officer, U.S. Olympic Committee, from August 2011 to July 2013

•

Various financial management roles for Rensselaer Polytechnic Institute, the University of Colorado Foundation, and the American Water Works Association

Select Skills and Qualifications

Senior leadership experience; financial expertise

•

Various executive positions provide leadership in financial and administrative matters

•

Extensive understanding of the preparation and analysis of financial statements

•

"Audit committee financial expert" under SEC rules

•

Certified Public Accountant

•

Bachelor's degree from University of Colorado – Boulder

Current Board Roles

Member, Audit Committee
Member, Compensation Committee

Chairman Emeritus

              Dr. Li-San Hwang has served as our Chairman Emeritus since March 2006. As Chairman Emeritus, Dr. Hwang is invited to attend Board and Board committee meetings, but he does not have voting rights. Chairman Emeritus is an unpaid position; however, we reimburse Dr. Hwang for his attendance-related expenses. Dr. Hwang joined our predecessor in 1967 and led our acquisition of the Water Management Group of Tetra Tech, Inc. from Honeywell Inc. in March 1988. He served as our Chief Executive Officer from our formation until November 2005. Dr. Hwang has served as an advisor to numerous government and professional society committees and has published extensively in the field of hydrodynamics. He is a graduate of the National Taiwan University, Michigan State University and the California Institute of Technology, holding B.S., M.S., and Ph.D. degrees, respectively, in Civil Engineering, specializing in water resources.

Item 1 – Election of Directors

Director Compensation

              The NCG Committee works with the independent compensation consultant to target non-employee director compensation at the median of our peer companies to support the recruitment and retention of our non-employee directors. The majority of this compensation is delivered in equity to align director interests with those of our stockholders.

Fiscal 2018 Cash Compensation

              During fiscal 2018, our non-employee director cash compensation program consisted of the following:

ANNUAL NON-EMPLOYEE DIRECTOR CASH COMPENSATION

Cash retainer	$65,000

Additional cash retainer for Presiding Director	$20,000

Additional cash retainer for Audit Committee Chair	$20,000

Additional cash retainer for Compensation Committee Chair	$15,000

Additional cash retainer for NCG Committee Chair	$10,000

Additional cash retainer for Strategic Planning and Enterprise Risk Committee Chair	$10,000

Additional fee per in-person or telephonic Board meeting attended	$2,000

Additional fee per in-person or telephonic Audit Committee meeting attended	$2,000

Additional fee per in-person or telephonic Compensation Committee, NCG Committee, or Strategic Planning and Enterprise Risk Committee meeting attended	$1,500

Item 1 – Election of Directors

Fiscal 2018 Equity Compensation

              During fiscal 2018, our non-employee director equity compensation program consisted of the following. All awards were granted on November 17, 2017.1 In each case, the number of shares is fixed and not related to our stock price.

Type of Award	Number of Shares Underlying Award	Description

Non-qualified Stock Options	4,200	Exercise price of $47.95 per share, the fair market value on the grant date; vests in full on the first anniversary of the award date if the director has not ceased to be a director prior to such date; and has a ten-year term. Vests immediately upon change in control and, upon the director's death, disability, or retirement while a director, vests on the scheduled vesting date.

Performance Stock Units (PSUs)	1,800	Represents target shares underlying the award; eligible for cliff-vesting on the third anniversary of the award date on the same terms as the PSUs awarded to our executive officers, subject to the achievement of the applicable performance goals. For additional information concerning PSU vesting, refer to the Compensation Discussion and Analysis section of this proxy statement. Vests immediately upon change in control or, upon the director's death, disability, or retirement while a director, vests on a pro rata basis on the scheduled vesting date and subject to achievement of the applicable performance criteria.

Restricted Stock Units (RSUs)	900	Vests on the first anniversary of the award date if the director has not ceased to be a director prior to such date. Vests immediately upon change in control or, upon the director's death, disability, or retirement while a director, vests on the scheduled vesting date.

1  Mr. Birkenbeuel's award was granted on July 30, 2018, upon his election as a director.

Item 1 – Election of Directors

Director Compensation Table

              The following table provides information concerning the compensation for services of our non-employee directors during fiscal 2018:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid In Cash ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	Total ($)
Gary R. Birkenbeuel	74,562	18,943	57,653	151,158
Hugh M. Grant	118,500	62,118	146,421	327,039
Patrick C. Haden	95,500	62,118	146,421	304,039
J. Christopher Lewis	100,000	62,118	146,421	308,539
Joanne M. Maguire	99,500	62,118	146,421	308,039
Kimberly E. Ritrievi	94,000	62,118	146,421	302,539
Albert E. Smith	119,500	62,118	146,421	328,039
J. Kenneth Thompson	106,000	62,118	146,421	314,539
Kirsten M. Volpi	100,000	62,118	146,421	308,539

(1)  Mr. Batrack does not appear in the table because he received compensation as our CEO and does not receive any additional compensation as director.

(2)  The amounts in the Option Awards column represent the aggregate grant date fair values, without adjustment for forfeitures, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718), of stock option awards. The grant date fair value of the stock option awards granted on November 17, 2017, to each non-employee director was $14.79 per share. The grant date fair value of the stock option award granted on July 30, 2018, to Mr. Birkenbeuel upon his election as a director was $21.95 per share. There can be no assurance that these grant date fair values will ever be realized by the non-employee directors. For information regarding the number of stock options held by each non-employee director as of September 30, 2018, see the column "Stock Options Outstanding" in the table below.

(3)  For directors other than Mr. Birkenbeuel, $103,266 of the amounts in the Stock Awards column represent the aggregate grant date fair values, without adjustment for forfeitures, of PSUs which are payable at the end of a three-year performance period provided that the performance objectives are achieved as of the end of the period. The actual number of shares issued can range from 0% to 200% of the target shares at the time of grant. The performance objectives that determine the number of shares that may be earned for the PSUs were (i) as to 50% of the award, growth in earnings per share, which is a performance condition under FASB ASC Topic 718, and (ii) as to 50% of the award, total shareholder return (TSR), which is a market condition under FASB ASC Topic 718, relative to the TSR of (A) 16 companies objectively determined based on GICS code and revenue size (25% of award) and (B) the S&P 1000 (25% of award), in each case computed over the three-year performance period. The performance condition component of the fair value of PSUs was determined based on the fair market value of our common stock on the date of grant. The market condition component of the fair value of the PSUs was determined as of the date of grant using the Monte-Carlo simulation method, which utilizes multiple input variables to estimate the probability of meeting the performance objectives established for the award, including the expected volatility of our stock price and other assumptions appropriate for determining fair value. Based on these computations, the grant date fair values of the performance condition-based PSU awards and the market condition-based PSU awards granted on November 21, 2017, to each non-employee director on that date were $47.95 and $66.78 per share, respectively. The maximum grant date fair value of the PSU awards in fiscal 2018 (200% vesting) was $206,532 for all of the non-employee directors ($0 for Mr. Birkenbeuel). There can be no assurance that these grant date fair values will ever be realized by the non-employee directors. For information regarding the number of unvested performance shares and PSUs held by each non-employee director as of September 30, 2018, see the column "Unvested Performance Shares and PSUs Outstanding" in the table below.

$43,155 (or $18,509 for Mr. Birkenbeuel) of the amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of RSU awards. The grant date fair value of these awards is calculated using the closing price of our common stock on the grant date as if these awards were vested and issued on the grant date. The grant date fair value of the RSU awards granted on November 17, 2017, to each non-employee director was $47.95 per share. The grant date fair value of the RSU award granted on July 30, 2018, to Mr. Birkenbeuel upon his election as a director was $59.90 per share. There can be no assurance that these grant date fair values will ever be realized by the non-employee directors. For information regarding the number of unvested RSUs held by each non-employee director as of September 30, 2018, see the column "Unvested RSUs Outstanding" in the following table.

Item 1 – Election of Directors

Each of the non-employee directors owned the following number of non-qualified stock options, unvested PSUs, and unvested RSUs as of September 30, 2018.

Name	Stock Options Outstanding (#)	Unvested Performance Shares and PSUs Outstanding (#)	Unvested RSUs Outstanding (#)
Mr. Birkenbeuel	863	618	309
Mr. Grant	57,200	5,400	900
Mr. Haden	33,200	5,400	900
Mr. Lewis	57,200	5,400	900
Ms. Maguire	16,400	3,600	900
Dr. Ritrievi	29,000	5,400	900
Mr. Smith	33,200	5,400	900
Mr. Thompson	49,200	5,400	900
Ms. Volpi	29,000	5,400	900

Changes to Director Compensation

              In July 2018, our Board of Directors approved comprehensive changes to the compensation program for non-employee directors. These changes included the elimination of all Board and Committee meeting fees, which was accompanied by an increase in the cash retainer to $100,000 and implementation of an additional retainer for each of Audit and Compensation Committee memberships, excluding the Chairs, of $5,000. With respect to the equity component of the compensation program, our Board approved a shift from awarding a fixed number of shares (4,200 stock options, 1,800 performance stock units, and 900 restricted stock units) to an equity award based on a set dollar value ($125,000). In connection with these changes, the stock ownership requirement for non-employee directors also was increased from three times to five times the annual cash retainer. Additionally, in November 2018, our Board of Directors determined that the mix of LTI's for the November 2018 awards would exclude stock options and consist of 60% performance stock units and 40% restricted stock units.

ITEM 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

              Our Board has determined to hold annual say-on-pay votes, and our stockholders voted in favor of annual say-on-pay votes at our 2017 Annual Meeting. Our stockholders are being asked to vote on the following resolution:

    RESOLVED, that our stockholders approve, on an advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis and Executive Compensation Tables sections of our 2019 proxy statement.

Recommendation of Board of Directors

              The Compensation Committee considered feedback from stockholders regarding our executive compensation program and has previously made significant changes to our program to both address suggestions made by our stockholders and more closely align our compensation program with our current financial position and business strategies. Your Board of Directors recommends that you vote FOR approval, on an advisory basis, of our executive compensation. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

Meaning of Advisory Vote

              The advisory vote is a vote to approve the compensation of our NEOs, as described in the Compensation Discussion and Analysis and Executive Compensation Tables sections of this proxy statement. It is not a vote on our general compensation policies or any specific element thereof, the compensation of our non-employee directors, or our program features designed to prevent excessive risk-taking as described in Risks Associated with Compensation Policies and Practices.

              The results of the advisory vote are not binding on our Board. However, in accordance with SEC regulations, the Compensation Committee will disclose the extent to which it takes into account the results of the vote in the Compensation Discussion and Analysis section of our 2020 proxy statement. We remain committed to continued engagement with our stockholders to solicit and consider their viewpoints, and discuss why we believe our executive compensation program properly aligns with our strategies and incents our executives to achieve strong long-term operating and financial performance for our stockholders.

COMPENSATION DISCUSSION AND ANALYSIS[1]

              This Compensation Discussion and Analysis (CD&A) provides an overview and analysis of the principles and practices underlying our executive compensation program and the decisions made by the Compensation Committee related to fiscal 2018 compensation.

              In this CD&A and the Executive Compensation Tables section of this proxy statement, we provide compensation information for our NEOs for fiscal 2018, who are identified below:

FISCAL 2018 NAMED EXECUTIVE OFFICERS

Name	Title	Years in Position at FYE 2018	Years at Tetra Tech at FYE 2018

Dan L. Batrack	Chairman, Chief Executive Officer and President	13	38

Steven M. Burdick	Executive Vice President, Chief Financial Officer	7	15

Leslie L. Shoemaker	Executive Vice President, Operations and President, Commercial/International Services Group (CIG)	3	27

Roger R. Argus	Senior Vice President and President, Government Services Group (GSG) and President, U.S. Government Division (USG)	1	25

Richard A. Lemmon	Senior Vice President, Corporate Administration	12	37

Executive Summary

Fiscal 2018 Performance Highlights2

              Summary.  Tetra Tech's fiscal 2018 operating results reflected significant growth compared to fiscal 2017, and we achieved record highs in revenue, operating income, and EPS. Our focus on providing clients with high-end consulting and engineering services, primarily in the water, environment, and infrastructure markets, has resulted in increased margins and reduced risk in our business.

              Our fiscal 2018 revenue growth was generally consistent with our annual operating plan and resulted from broad-based contract wins and strategic acquisitions. The revenue growth was led by our U.S. federal

1    This CD&A contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from the results, performance, or achievements expressed or implied thereby. For a detailed discussion of these risks, see Part I, Item 1A. "Risk Factors" and Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our fiscal year 2018 Annual Report on Form 10-K, filed on November 16, 2018, with the SEC (2018 Annual Report). Stockholders should note that statements contained in this CD&A regarding our company and business group performance targets and goals should not be interpreted as management's expectations, estimates of results, or other guidance.

2    For complete information regarding our fiscal 2018 performance, see "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our audited consolidated financial statements and notes thereto contained in our 2018 Annual Report.

Compensation Discussion and Analysis

government business, which increased 8.1% compared to fiscal 2017, and our U.S. state and local government business, which increased 32.9% compared to the prior year. We began fiscal 2019 with authorized and funded backlog that reached an all-time high in the fourth quarter of fiscal 2018.

              The following table presents highlights of our fiscal 2018 results of operations compared to fiscal 2017, as reported in our Annual Report on Form 10-K for fiscal year 2018 and fiscal year 2017, respectively:

Results of Operations ($ in millions, except EPS)

	Fiscal 2018	Fiscal 2017	Fiscal 2018 vs. Fiscal 2017

Revenue	$2,964	$2,753	+8%

Operating Income	$190	$183	+4%

EPS	$2.42	$2.04	+19%

Backlog	$2,664	$2,541	+5%

Disciplined Capital Allocation

              We achieved these results while maintaining a healthy balance sheet and continuing the disciplined execution of our capital allocation strategy. Over the last three years, we have returned $340 million to our stockholders through dividends and stock repurchases. In fiscal 2018, we returned $99 million to our stockholders by

  •
  repurchasing approximately 1.5 million shares at an aggregate cost of $75 million, and

  •
  paying an aggregate dividend of $.44 per share at an aggregate cost of $24 million.

              We have paid quarterly dividends since April 2014 and increased our dividend from $.07 at inception to $.12 per share in April 2018. Our goal for the dividend program is to provide an annual return of approximately 1% to our stockholders.

              In November 2018, our Board of Directors approved a new $200 million share repurchase program as part of our continued capital allocation strategy.

Strong Stock Price Performance

              Our strong annual TSR of 48% in fiscal 2018 contributed to our cumulative TSR of 182% for the fiscal 2016 through fiscal 2018 period. We compare our TSR to the S&P 1000 and our TSR peer group (listed on page 58 of this proxy statement), and outperformed both in fiscal 2018 and over the cumulative three-year period. TSR measures the return that we have provided our stockholders, including stock price appreciation and dividends paid (assuming reinvestment thereof).

Compensation Discussion and Analysis

One- and Three-Year TSR

Strong Compensation Governance Practices

              Our executive compensation program incorporates what we believe are the following best practices, which we believe ensure that the program serves the long-term interests of our stockholders.

PAY FOR PERFORMANCE

Policy or Best Practice	Description and Benefit to Our Stockholders

Majority of Compensation Performance-Based	For fiscal 2018, 82.7% of our CEO's target TDC and an average of 64.1% of our NEOs' target TDC was at-risk (all compensation components other than base salary). Further, 67.2% of our CEO's target TDC and an average of 53.6% of our other NEOs' target TDC was performance-based (AIP award, options and PSUs).

Median Targeting	TDC (base salary + annual cash incentive opportunity + long-term equity incentive opportunity) and the components thereof are targeted at the median of companies similar in size, scope, and complexity, giving consideration to responsibilities, individual performance, tenure, retention, succession, and market factors.

Capped Annual Incentive	Annual cash incentive compensation is based primarily on our achievement of performance objectives in the categories of revenue, operating income, cash flow from operating activities, and backlog, with awards capped at 200% of target.

Majority Long-Term Equity Incentive Compensation	The majority of our equity-based incentive awards emphasize our long-term performance, with PSUs cliff-vesting at the end of three years, subject to achievement of the applicable performance goals. Equity compensation aligns NEO interests with stockholder interests by delivering compensation dependent on our long-term performance and stockholder value creation.

Rigorous Goal-Setting Process	Annual review and approval by the Compensation Committee of the performance goals for company (Corporate) and for its business groups. The performance factor used to determine AIP awards is increased or decreased based upon the growth level of the targets from the prior fiscal year.

Compensation Discussion and Analysis

BEST PRACTICES

No Employment Agreements	Our NEOs are employed at will, and they have no special severance benefits in the absence of a change in control.

Stock Ownership Guidelines	Our NEOs are required to obtain and maintain shares having a value equal to the lesser of (i) at least 2x to 6x base salary (based on position) or (ii) a fixed number of shares based on position. All of our NEOs are in compliance with our stock ownership guidelines.

No Hedging or Pledging	Our insider trading policy prohibits our directors and officers from hedging or pledging our common stock, and all of our NEOs are in compliance with the policy.

Clawback Policy	Incentive compensation is subject to clawback if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws.

No Excise Tax Gross Ups	We do not gross-up payments received in connection with a change in control for excise taxes.

Double Trigger Equity Vesting	No equity awards will be accelerated in connection with a change in control unless the NEO's employment is terminated without cause or the NEO terminates employment for good reason within two years thereof.

No Repricing/Exchange of Underwater Stock Options	Our equity incentive plan prohibits the repricing/exchange of underwater options without stockholder approval.

Limited Perquisites	Our NEOs receive limited capped reimbursements for vehicle use, financial planning, tax planning, memberships, and annual physical examinations. These reimbursements are not subject to any tax gross-up.

STRONG GOVERNANCE

Independent Oversight	The Compensation Committee comprises solely independent directors.

Independent Expert Advice	Meridian Compensation Partners (Meridian), which has been determined by the Compensation Committee to be independent and free of conflicts of interest, provides the Committee with expert executive compensation advice. Meridian was selected to act as the independent advisor in January 2016.

2018 Say-on-Pay Vote and Executive Compensation Program

              At the 2018 Annual Meeting, over 95% of our stockholders approved our fiscal 2017 executive compensation. In recent years, we have taken stockholder feedback into consideration as we have discussed and implemented our compensation design changes. During fiscal 2018, the Compensation Committee reviewed best practices for executive compensation, and evaluated the vote results at the 2018 Annual Meeting and the results of our ongoing stockholder outreach program. Telephone conferences with our investors were attended by members of management in our legal, investor relations, and executive compensation functions. The feedback was subsequently reported to the Compensation Committee, and the Committee was able to develop a clear understanding of stockholder views. The Compensation Committee remains committed to the ongoing

Compensation Discussion and Analysis

evaluation of our executive compensation program and adjustments to this program to reflect feedback received from stockholders.

Stockholder Engagement

              Our ongoing engagement program begins in February of each year, following the filing of our proxy statement in late January. After we file our proxy statement with the SEC, we reach out to our largest investors (generally representing 50% to 70% of our shares outstanding as of the record date), sharing these materials and offering a conversation to discuss our executive compensation and answer questions. On the day of the Annual Meeting, we discuss preliminary vote results with our Board and follow up with Board committees in the spring with a more detailed analysis of actual results, including feedback from investors and views of proxy advisory firms. In the fall, we again reach out to our largest investors to discuss executive compensation to hear what issues are important to our stockholders. In the winter, as we prepare for the following proxy season, we review the feedback from our fall outreach effort with management and our Board, and consider whether any changes to our executive compensation program are advisable. We also keep investor feedback in mind as we prepare our next proxy statement by enhancing or clarifying our disclosure as appropriate.

              Following the 2018 say-on-pay vote, as part of our stockholder outreach program, we proactively contacted our largest institutional stockholders, representing approximately 60% of our outstanding shares as of the record date for the 2018 meeting, to solicit their views on our executive compensation program and make directors and management available to answer questions or address concerns. Additionally, our senior management team, including our CEO and Chief Financial Officer (CFO), regularly engage in meaningful dialogue with our stockholders through our quarterly earnings calls and other channels for communication.

Stockholder Outreach Cycle

Compensation Discussion and Analysis

Overview of Pay Philosophy and Executive Compensation Components

              We believe in a pay-for-performance compensation program in which a majority of compensation is tied to our success in meeting predetermined performance objectives and creating long-term stockholder value. The objective of this strategy is to motivate our executives to achieve our annual and long-term financial goals, align with stockholders, and recognize the executives' contributions in delivering strong corporate and/or business group performance. The Committee implements this philosophy and provides incentives to our executives by following three key principles:

•
Positioning target TDC and each component thereof at approximately market median, and the failure to achieve financial objectives and create stockholder value should directly impact TDC relative to market median compensation;

•
Aligning our annual incentive awards with our annual operating plan and key financial and strategic objectives that are predetermined and objectively measurable; and

•
Rewarding long-term performance using metrics such as EPS growth and relative TSR, which focus executives on consistent and sustainable stockholder value creation.

              The Compensation Committee targets TDC for NEOs at the median of companies similar in size, scope and complexity with which we compete for executive talent, giving consideration to responsibilities, individual performance, tenure, retention, company performance, succession planning, and market factors. The Compensation Committee believes this positioning is appropriate given our business portfolio mix, the diversity of our services and the global nature of our operations, which require our executives to have a wide range of business leadership experience and skills.

              Our incentive compensation for fiscal 2018 consisted of a target award under our AIP and LTI awards. The AIP award payouts were based on our performance against performance goals established by the Compensation Committee in November 2017 for gross revenue, operating income, cash flow, and backlog. The AIP rewards NEOs based on corporate and/or business group performance, as well as individual contributions, to motivate the NEOs and align their compensation with stockholder interests. Both our AIP and our PSU awards under our LTI provide upside opportunity for exceeding performance targets and downside risk, including forfeiture of PSUs and no payout under our AIP, for failing to achieve predetermined performance targets. Our compensation is aligned with performance, and our ability to exceed or failure to achieve our performance targets would directly impact payments to our NEOs and their compensation relative to the market median.

Compensation Discussion and Analysis

Elements of Annual and Long-Term Compensation

              As shown in the following graph, in fiscal 2018, 82.7% of our CEO's target TDC and an average of 64.1% of our other NEOs' target TDC was at-risk (all compensation components other than base salary). Further, 67.2% of our CEO's target TDC and an average of 53.6% of our other NEOs' target TDC was performance-based (AIP award, options, and PSUs):

Fiscal 2018 Target TDC Mix

CEO'S 2018 TARGET TDC: 67.2% PERFORMANCE-BASED

AVERAGE OF OTHER NEOS' TARGET TDC: 53.6% PERFORMANCE-BASED

Compensation Discussion and Analysis

Summary of Compensation Decisions for Fiscal 2018

              The key elements of our fiscal 2018 NEO target TDC are shown in the following table. While we provide consistent, market-competitive total direct compensation opportunities for our NEOs, the actual compensation they realize varies year-to-year based on our performance.

              Our CEO is not involved in the decisions regarding his own compensation, which are determined by the Compensation Committee meeting in executive session with consultation from Meridian.

Compensation Discussion and Analysis

FISCAL 2018 TDC

Component	Purpose	Decisions Impacting Fiscal 2018 Executive Compensation

FIXED

Base Salary	Provides fixed, market competitive monthly income for performing daily responsibilities

•

The Committee increased the CEO's base salary by 1.4% in fiscal 2018 to reflect the market median.

•

The Committee adjusted certain NEO base salaries to reflect prior-year performance or position their salary at or around the market median, with increases ranging from approximately 1% to 5%.

PERFORMANCE-BASED CASH

AIP Award
Provides variable, cash-based incentive to motivate our executives annually to grow revenue, increase profitability, deliver strong cash flow, and replenish backlog, consistent with our annual operating plan (AOP) financial objectives

AIP opportunity is based on market survey data and independent consultant advice, financial modifier based on corporate or business group performance; and individual modifier based on defined objectives

•

Target bonus opportunity, as a percentage of base salary, was 120% for CEO, 75% for Executive Vice Presidents, and 50% for Senior Vice Presidents, with maximum bonus opportunity of 200% of each executive's target bonus opportunity.

•

The corporate and business group performance factor (CPF) has a range of 0 to 2.0 with a target of 1.0 based on achievement of four AOP targets (gross revenue, operating income, cash flow and backlog).

•

The Committee may make limited adjustments to AIP payments for individual performance factors (IPFs). No adjustment was made for fiscal 2018.

•

Minimum (threshold), target, and maximum performance criteria and payouts established for each metric, with payout at 0% of target below threshold performance, 50% of target at threshold, 100% of target at target, and 200% of target at maximum.

Compensation Discussion and Analysis

LONG-TERM INCENTIVES

PSUs RSUs Stock Options
Provide variable equity-based incentive compensation to enhance the alignment of our executives' interests with stockholder interests and drive long-term value creation

Provide LTI opportunity, including vehicle selections, performance criteria and weightings based on market data, our pay philosophy and independent consultant recommendations

•

For fiscal 2018, the value of the target LTI opportunities for the CEO and the two Executive Vice Presidents were adjusted to target the market median.

•

PSUs have a three-year performance period with cliff vesting, subject to achievement of the applicable performance goals; vesting is determined 50% by EPS growth and 50% by relative TSR:

o

EPS based vesting ranges from 0% for less than 2% average annual EPS growth to 200% for greater than or equal to average annual 16% EPS growth.

o

TSR based vesting ranges from 0% if our TSR is less than the 25m percentile of the TSR peer group to 200% if our TSR is at the 75th or greater percentile of the TSR peer group.

o

Target LTI opportunity set within a competitive range of the market median. TSR vesting at 100% would only result in payment around market median. If TSR performance is less than 50th percentile, vesting would be appropriately below market median.

•

RSUs have time-based vesting at the rate of 25% per year, subject to the holder's continuous employment by us through the applicable vesting date.

•

Stock options have time-based vesting at the rate of 25% per year, subject to the holder's continuous employment by us through the applicable vesting date.

              In addition to these primary elements of our executive compensation program, we also provide our NEOs with limited perquisites and benefits.

Compensation Discussion and Analysis

Assessment of Pay for Performance

              Our Compensation Committee designed the executive compensation program to reflect its philosophy that a majority of compensation should be tied to our success in meeting predetermined performance objectives, the achievement of which should positively influence our stock price. The objective is to motivate the executives to achieve these annual and long-term financial goals in order to deliver consistent and sustainable return to our stockholders. For the period fiscal 2016 through fiscal 2018, our CEO reported compensation increased 11% and, on average, our other NEOs reported compensation increased 33% compared to the 182% increase in our TSR performance over the same period.

Discussion of Compensation Components and Decisions Impacting Fiscal 2018 Compensation

              The Compensation Committee targets base salaries at or around the market median, with the majority of NEO compensation consisting of incentive compensation to advance the Committee's pay-for-performance philosophy. This methodology drives higher realized compensation when our financial performance is stronger and lower realized compensation when our financial performance is weaker. It provides the Committee with the flexibility to respond to changing business conditions, manage compensation in accordance with career progression, and adjust compensation to reflect differences in executive experience and performance.

Fiscal 2018 Base Salary

              In November 2017, the Compensation Committee approved the base salary adjustments shown in the following table for four of our NEOs, and the adjustments were not retroactive to the beginning of fiscal 2018. Mr. Argus' base salary was adjusted in October 2017 due to an expanded role and responsibility as a Business Group President that commenced at the beginning of fiscal 2018. Accordingly, the base salary amounts do not necessarily conform to the amounts contained in the Summary Compensation Table, which reflect the salary actually earned during fiscal 2018. Increases are generally driven by industry and peer benchmark data, subject to increase or decrease based on the NEO's performance and the market median for positions with similar scope and responsibility.

FISCAL 2018 NEO BASE SALARIES

Name	Fiscal 2017 Base Salary ($)	% Increase	Fiscal 2018 Base Salary ($)

Mr. Batrack	927,000	1.4	940,000

Mr. Burdick	476,000	2.9	490,000

Dr. Shoemaker	465,000	5.4	490,000

Mr. Argus*	260,000	9.6	285,000

Mr. Lemmon	364,000	1.6	370,000

        * Mr. Argus' fiscal 2018 base salary was effective on October 21, 2017, due to an expanded role that commenced at the beginning of the fiscal year. No additional adjustments were made to Mr. Argus' base salary when the Compensation Committee approved adjustments for the other four NEOs on November 17, 2017.

Compensation Discussion and Analysis

Fiscal 2018 AIP Award Program

              The Compensation Committee grants AIP awards under our Executive Compensation Plan that was approved by our stockholders in 2014. No amounts are paid under the Executive Compensation Plan unless we have positive net income (as defined under the Executive Compensation Plan). The AIP awards are used to motivate NEOs to meet and exceed annual company objectives. These incentives are paid to reward the achievement of specified operating, financial, strategic, and individual measures, and goals that are expected to contribute to stockholder value creation.

AIP Performance Measures and Targets

              The AIP utilizes four financial metrics and one metric based on individual performance when determining payments under the Executive Compensation Plan. Each November, a target level is established for each of the four financial metrics based on the annual operating plan (AOP) for the business groups, as well as Tetra Tech as a whole. In setting the targets, the Board and Compensation Committee aim to align our long-term financial goals and the drivers of our long-term stockholder value.

Compensation Discussion and Analysis

              The four financial metrics, including rationale for their inclusion in the AIP and the results of the fiscal 2018 AIP, are illustrated in the table below:

Metric	FY18 Weighting	What it Measures and How It Aligns	Threshold/ Maximum as a % of Target	FY 2018 Target(1) ($ in thousands)	FY 2018 Actual(2) ($ in thousands)	FY 2017 Actual(3) ($ in thousands)

Gross Revenue	20%	• Measures the growth of our business and is a leading driver of stockholder value creation • Aligns with our growth and durable competitive advantage drivers	85% / 115%	Corporate: $2,893,000 CIG: $1,238,000	Corporate: $2,964,148 CIG: $1,291,380	Corporate: $2,753,360 CIG: $1,326,020

Operating Income	40%	• Primary measure used by stockholders and analysts to evaluate our profitability • Aligns with our margin, durable competitive advantage, and enterprise risk management drivers	75% / 125%	Corporate: $204,000 CIG: $101,000	Corporate: $199,273 CIG: $72,310	Corporate: $176,419 CIG: $90,817

Cash Flow	20%

•

Demonstrates our ability to collect on receivables billed to clients and allows us to invest in our business and return funds to stockholders through dividends and share repurchases

•

Aligns with our capital allocation driver

			75% / 125%	Corporate: $185,000 CIG: $110,000	Corporate: $185,182 CIG: $109,706	Corporate: $159,521 CIG: $103,000

Backlog	20%	• Positions us for growth going forward based upon authorized and funded projects • Aligns with our growth and durable competitive advantage drivers	85% / 115%	Corporate: $2,800,000 CIG: $820,000	Corporate: $2,663,813 CIG: $895,979	Corporate: $2,541,105 CIG: $830,113

(1)
Corporate AOP is based on business group AOPs, augmented by planned acquisitions, which are aligned with our business and stockholder interests. The AOPs for business groups include no acquisitions, since capital allocation strategy is implemented at Corporate.

(2)
With respect to Corporate, results exclude the impact of contingent consideration liabilities and a tax settlement in fiscal 2018. With respect to CIG, results include only 50% of the impact of an acquisition in fiscal 2018. This inclusion reflects the Group President's responsibility to oversee the performance of and successfully integrate acquisitions.

(3)
With respect to Corporate, results exclude the impact of purchase price accounting and a tax settlement in fiscal 2017.

              The AIP awards for Mr. Batrack, Mr. Burdick, and Mr. Lemmon are based on the level of achievement of corporate performance for each of these targets. The AIP award for Dr. Shoemaker is based on the level of achievement of corporate and CIG business group performance for each of these targets, equally weighted at 50% for corporate performance and 50% for CIG business group performance. For fiscal year 2018, during which Mr. Argus transitioned from Operating Unit President to Business Group President, the AIP award for Mr. Argus is

Compensation Discussion and Analysis

based on operating unit performance. For the NEOs, except for Mr. Argus, minimum (threshold), target, and maximum performance criteria and payouts were established for each metric as indicated above. The payout is 50% of target at threshold, 100% of target at target, and 200% of target at maximum, with a straight-line interpolation from minimum to target, and from target to maximum. Accordingly, no bonus is earned with respect to a metric if performance is below threshold, and no additional bonus is earned for performance above maximum.

              Further, a financial modifier or "growth factor" is applied to adjust the payout, either upward or downward, based on whether the AOP target is aggressive or conservative as compared to the prior year. This growth factor assists in validating the rigor of our AOP goals. Additional details on both the financial and individual performance elements of our AIP are provided below.

AIP Award Formula

              NEO AIP awards are determined using the following formula:

*
IPF may modify Preliminary AIP Award by no more than 20%

Fiscal 2018 Target AIP Opportunities

              The following table sets forth the target award and the maximum award possible as a percentage of fiscal 2018 base salary for each NEO. No bonus is paid if performance is below the threshold performance goals.

Name	Minimum Award (%)	Target Award (%)	Maximum Award (%)
Mr. Batrack	0	120	240
Mr. Burdick	0	75	150
Dr. Shoemaker	0	75	150
Mr. Argus(1)	0	N/A	N/A
Mr. Lemmon	0	50	100
(1)
It was determined that Mr. Argus' bonus for fiscal 2018 would be driven by performance at the unit level during this year of transition from Operating Unit President to Business Group President.

              These targets are derived in part from peer group and competitive survey analysis data and in part by the Compensation Committee's judgment on the internal equity of the positions and scope of job responsibilities.

Compensation Discussion and Analysis

              CPF Range. The CPF has a range of 0 to 2.0 with a target of 1.0 based on achievement of the AOP performance targets established in the AOP. Specifically, for each of the four metrics, the Compensation Committee reviewed fiscal 2018 performance as a percentage of the target and determined an award percentage. The results were then averaged to determine the preliminary CPF.

              Growth Factor. The Compensation Committee believes in setting aggressive targets. Accordingly, the preliminary CPF was increased or decreased based upon the growth level of the AOP targets from the prior fiscal year. This rewards demanding targets and penalizes targets established with smaller increases relative to the prior year. The growth factors indicated below were applied to each metric and the results were averaged to determine the final CPF.

Growth % of AOP Target from Prior Fiscal Year Results	Growth Factor Applied to Preliminary CPF

Less than 5%	0.9

5% to 10%	1.0

10% to 15%	1.1

Greater than 15%	1.2

Fiscal 2018 CPF Modifiers

              The following tables show the AIP financial modifiers for our NEOs for fiscal 2018. Our performance resulted in modifiers of 1.116 for Mr. Batrack, Mr. Burdick, and Mr. Lemmon based on Corporate results and 0.894 for Dr. Shoemaker based on Corporate and CIG results, equally weighted at 50% each. For fiscal year 2018, during which Mr. Argus transitioned from Operating Unit President to Business Group President, his award was based on operating unit performance. The weighting of the gross revenue, operating income, cash flow, and backlog factors was 20%, 40%, 20%, and 20%, respectively.

CORPORATE PERFORMANCE
($ in thousands)

Objective	Actual FY 2017(1)	Actual FY 2018(2)	Target FY 2018	Actual FY 2018 as a % of Target FY 2018	Preliminary CPF (0-2.0)	Growth % / Growth Factor	Weight	Final CPF (0-2.0)
Gross Revenue	2,753,000	2,964,148	2,893,000	102.46	1.164	5/1.0	0.2	1.164
Operating Income	177,000	199,273	204,000	97.68	0.954	15/1.2	0.4	1.144
Cash Flow	160,000	185,182	185,000	100.10	1.004	16/1.2	0.2	1.205
Backlog	2,541,000	2,663,813	2,800,000	95.14	0.838	10/1.1	0.2	0.922

					0.983			1.116

(1)
Excludes the impact of contingent consideration liabilities and a tax settlement.

(2)
Excludes the impact of contingent consideration liabilities and a tax settlement.

Compensation Discussion and Analysis

CIG PERFORMANCE
($ in thousands)

Objective	Actual FY 2017	Actual FY 2018(1)	Target FY 2018	Actual FY 2018 as a % of Target FY 2018	Preliminary CPF (0-2.0)	Growth % / Growth Factor	Weight	Final CPF (0-2.0)
Gross Revenue	1,326,020	1,291,380	1,238,000	104.31	1.287	-11/0.9	0.2	1.159
Operating Income	90,817	72,310	101,000	71.59	-	12/1.1	0.4	-
Cash Flow	103,000	109,706	110,000	99.73	0.995	7/1.0	0.2	0.995
Backlog	830,113	862,131	820,000	105.14	1.343	1/0.9	0.2	1.208

					0.725			0.672

(1)
Reflects 50% of the impact of acquisition.

Fiscal 2018 NEO Performance Evaluations and IPF Modifiers

              The Compensation Committee may adjust each NEO's preliminary AIP award under the Executive Compensation Plan by no more than 20% based upon the NEO's IPF. The IPF for each NEO other than the CEO and the CFO is determined by the Compensation Committee following a recommendation by the CEO (for each NEO other than with respect to himself). The IPF for the CFO is determined jointly by the Audit Committee and Compensation Committee following a recommendation by the CEO. The IPF for the CEO is determined by the Compensation Committee based on its review of the CEO's annual performance.

IPF	Adjustment Factor to CPF (%)

Less than 0.80	–20

0.80 - 0.90	–10

0.91 - 1.09	0

1.10 - 1.19	+10

Equal to or greater than 1.20	+20

Each IPF is based on an assessment of the NEO's performance, including contribution to the successful achievement of annual operating goals, leadership in such NEO's area of responsibility, strategic planning, and implementation of applicable corporate objectives. In fiscal 2018, the operational objectives were as follows:

  •
  maintaining high standards in business ethics;

  •
  maintaining high standards in customer service;

  •
  enhancing our organizational structure;

  •
  providing a safe and healthy workplace for employees;

  •
  developing a three-year strategic plan that achieves value creation objectives;

Compensation Discussion and Analysis

  •
  further implementing the contract management process to minimize risk and surprises, which aligns with our enterprise risk management driver;

  •
  improving key management metrics and reporting;

  •
  improving corporate-wide marketing functions and processes;

  •
  winning key/targeted program competitions, which aligns with our growth driver;

  •
  further implementing our enterprise resource planning system migration plan;

  •
  identifying succession candidates for all executive positions;

  •
  targeting corporate general and administrative expense to not exceed a specified percentage of gross revenue; and

  •
  reducing legal and risk management insurance expenses while maintaining service levels.

Compensation Discussion and Analysis

              In determining the IPF and associated adjustment factor for our NEOs, the Compensation Committee noted the following highlights of their respective fiscal 2018 performance:

Name	Performance Highlights	Overall Score/ IPF	Adjustment to CPF

Mr. Batrack

•

Continued to successfully implement ongoing three-year Strategic Plan, tied to key drivers to create shareholder value

•

Achieved top TSR relative to 16-firm peer group

•

Achieved record gross revenue, net revenue, operating income, diluted EPS, backlog, and share price

•

Reduced operational risk by divesting high risk/low margin operations while growing high margin, highly differentiated operations

•

Improved margin and increased high-end consulting to yield an improved market valuation

•

Achieved significant year-over-year growth in net revenue, operating income, EPS, and backlog

•

Improved absolute TSR and TSR relative to peers

		1.00	None

Mr. Burdick	• Contributed to development and implementation of enhanced Enterprise Risk Management process focused on early issue identification • Identified and closed on EPS-accretive strategic acquisition targets • Implemented effective tax reduction strategies • Enhanced capital allocation strategy to optimize share repurchase and acquisition activities	1.03	None

Dr. Shoemaker	• Led CIG to strong financial performance and positioned operations in key markets to differentiate Tetra Tech as high-end consulting firm • Developed strategic plan and formulated strategies to drive growth and new market development • Played key role in Tetra Tech Leadership Academy to effectively identify, develop, and promote employees with potential to rise to senior leadership	0.95	None

Mr. Argus	• Exceeded all operating plan financial goals • Led material growth of disaster recovery business • Led capture of more than $1 billion of contract capacity	1.00	None

Mr. Lemmon	• Implemented risk management practices and policies that improved overall claim experience • Developed and implemented streamlined, cost-effective overseas employee and expatriate insurance programs • Effectively managed global leases, reducing excess space and cost	1.05	None

Compensation Discussion and Analysis

Fiscal 2018 AIP Awards

              Our NEOs received the AIP awards shown in the following table for fiscal 2018, based on their respective base salary at fiscal 2018 year-end, AIP opportunity, financial modifier, and individual modifier(1):

Name	Fiscal 2018 Base Salary ($)	Target Award Percentage (%)	Financial Modifier (CPF)	Individual Modifier (IPF % Adjustment to CPF)	AIP Award ($)(2)
Mr. Batrack	940,000	120	1.116	0	1,258,848
Mr. Burdick	490,000	75	1.116	0	410,000
Dr. Shoemaker	490,000	75	0.894	0	330,000
Mr. Argus	285,000	N/A(1)	N/A(1)	0	570,000
Mr. Lemmon	370,000	50	1.116	0	205,000
(1)
It was determined that Mr. Argus' bonus for fiscal 2018 would be driven by performance at the unit level during this year of transition from Operating Unit President to Business Group President.

(2)
Bonus amounts for the NEOs, except for the CEO, have been rounded to the nearest $5,000.

Fiscal 2018 LTI Award Program

              Our LTI program provides variable incentive compensation to enhance the alignment of executive interests with stockholder interests, with an emphasis on performance-based vesting. Accordingly, the LTI awards granted in fiscal 2018 were comprised of the following:

Type of Award	% of LTI (By Value)	Vesting	Rationale

PSUs	50%
		Determined at conclusion of a three-year performance period, with vesting determined 50% by EPS growth and 50% by relative TSR and subject to the holder's continuous employment by us through the applicable vesting date	Performance-based; alignment with stockholder interests

RSUs	25%	25% on each of the first through fourth anniversaries of the grant date, subject to the holder's continuous employment by us through the applicable vesting date	Retention; facilitate stock ownership; alignment with stockholder interests

Stock Options	25%	25% on each of the first through fourth anniversaries of the grant date, subject to the holder's continuous employment by us through the applicable vesting date	Performance-based; long-term alignment with stockholder interests

Compensation Discussion and Analysis

Fiscal 2018 LTI Awards

              In fiscal 2018, the Compensation Committee granted the LTI awards shown in the following table. The target LTI value for each NEO was determined by the Compensation Committee and targeted within a competitive range of the market median, based on a peer company analysis prepared by our independent compensation consultant, Meridian. The number of PSUs, stock options, and RSUs awarded were based on the closing price for shares of our common stock on November 15, 2017. As a result of the required use of accounting methodology for determining grant date fair value in the Summary Compensation Table for PSUs with TSR vesting, certain total LTI values exceeded the corresponding target LTI values.

FISCAL 2018 NEO LTI AWARDS

Name	Target LTI Value for FY 18	PSUs (#)	PSUs ($)	Stock Options (#)	Stock Options ($)	RSUs (#)	RSUs ($)	Total LTI Value ($)

Mr. Batrack	3,375,000	35,714	2,048,734	57,950	857,081	17,857	856,243	3,762,058

Mr. Burdick	650,000	6,878	394,556	11,161	165,071	3,439	164,900	724,527

Dr. Shoemaker	650,000	6,878	394,556	11,161	165,071	3,439	164,900	724,527

Mr. Argus	325,000	3,439	197,254	5,580	82,528	1,720	82,474	362,256

Mr. Lemmon	325,000	3,778	216,725	6,130	90,663	1,889	90,578	397,966

              LTI awards are generally granted annually after the close of the fiscal year, shortly after we file our Form 10-K with the SEC. The Compensation Committee's policy is to grant these equity awards following the public release of our fourth quarter and fiscal year financial results, during an open trading window, and to establish grant dates in advance.

Performance Stock Units (PSUs); Three-Year Performance Period

              The PSUs awarded to our NEOs cliff-vest after a three-year performance period, subject to achievement of the applicable performance goals. Vesting is based 50% upon our EPS growth and 50% upon relative TSR performance. Since target LTI opportunity is set within a competitive range of the market median, TSR performance at the 50th percentile of the TSR peer group would result in payments from TSR vesting within a competitive range of the market median. If TSR performance is less than the 50th percentile, the resulting payments would be appropriately below market median.

              With respect to the determination of EPS growth, PSUs will vest as follows, based on Adjusted EPS, as defined below, achieved during the performance period. EPS growth will be measured by averaging the EPS change on a point-to-point basis during the three-year performance period.

Vesting Credit %	EPS Growth
0%	less than 2% year-over-year growth
100%	9% year-over-year growth
200%	16% year-over-year growth

              Our Adjusted EPS is the fully diluted earnings per share from our continuing operations, which is then adjusted to reflect the impacts from the following in order to ensure consistency during the vesting period:

  •
  goodwill impairment;

Compensation Discussion and Analysis

  •
  accounting changes requiring current and prior period adjustments due to materiality;

  •
  changes in newly issued or existing accounting principles;

  •
  the settlement of tax audits for more or less than amounts previously recorded;

  •
  gains or losses from dispositions of subsidiaries and significant business lines;

  •
  impact of adjustments to earn-out liabilities related to acquisitions; and

  •
  costs incurred in connection with acquisitions, mergers, or debt restructurings.

              Our relative TSR performance is measured as our percentile-ranking within the TSR peer group. Equal weight is given to the industry peer group and the S&P 1000. With respect to the determination of relative TSR performance, PSUs will vest as follows based on relative TSR performance achieved during the performance period.

Vesting Credit (%)	Performance (Percentile)
0	less than 25P
25	31.25P
50	37.5P
75	43.75P
100	50P
125	56.25P
150	62.5P
175	68.75P
200	equal to or greater than 75P

              For determining our relative TSR for purposes of PSU vesting, the Committee uses a peer group that represents the industry in which we broadly compete for business and investor capital. The TSR peer group is comprised of 16 U.S. public companies satisfying objective criteria for industry classification and revenue size, the names of which are as follows:

ABM Industries, Inc.	MYR Group Inc.
Aegion Corporation	McDermott International, Inc.
Clean Harbors, Inc.	Primoris Services Corporation
Covanta Holding Corporation	Quanta Services, Inc.
Dycom Industries Inc.	Stantec Inc.
EMCOR Group, Inc.	Team, Inc.
KBR, Inc.	Waste Connections, Inc.
MasTec, Inc.
Matrix, Inc.

              Our TSR peer group is different than our compensation benchmarking peer group (listed under "Use of Market Survey Data and Peer Group" below), as it includes companies that may be too large or small for our executive benchmarking peer group but are still viewed as competitors for investor capital.

Compensation Discussion and Analysis

Stock Options

              All stock options are non-qualified and vest in equal annual installments over four years provided that the NEO remains employed by us through the applicable vesting date. Options granted in November 2017 expire on the tenth anniversary of the grant date, and the exercise price represents the closing price per share of our common stock on the grant date. The option grant places a significant portion of the NEOs' total compensation at risk, since the option grant delivers a return only if our common stock appreciates over the option's term. Further, the vesting provisions are designed to retain the services of the NEO for an extended duration. Our Compensation Committee determined not to include stock options in the fiscal 2019 LTI mix. The Compensation Committee considered market trends as more companies shift incentives away from stock options toward other equity-based compensation vehicles.

Restricted Stock Units (RSUs)

              All RSUs vest in equal annual installments over four years provided that the executive officer remains employed by us through the applicable vesting date. These vesting provisions are designed to retain the services of the NEO for an extended duration.

Other Benefits

Nonqualified Deferred Compensation

              Our NEOs are eligible to participate in our nonqualified deferred compensation plan, which allows eligible employees to defer their base salary, AIP award, and PSU/RSU awards. The plan provides NEOs, other eligible employees, and non-employee directors with a long-term capital accumulation opportunity because savings accumulate on a pre-tax basis. Participating executives may select from among a number of investment options. The plan does not offer above-market interest rates. Deferrals are 100% vested. We do not make matching or any other contributions under the plan. Please refer to the table entitled "Nonqualified Deferred Compensation – Fiscal 2018" in this proxy statement and the information set forth below that table for additional information regarding the deferred compensation plan.

Termination and Change in Control

              None of our NEOs has an employment agreement. The absence of employment agreements reflects our pay-for-performance philosophy. Subject to the terms of the Change of Control Severance Plan described below, if an NEO is no longer performing at the expected level, he or she can be terminated immediately without receiving a contractually guaranteed payment.

              Our NEOs were parties to change in control agreements, which were scheduled to terminate on March 25, 2018. On March 8, 2018, our Compensation Committee, in order to address the impending terminations and to consolidate and uniformly apply change of control benefits for members of management, approved and adopted the Tetra Tech, Inc. Change of Control Severance Plan (CIC Severance Plan), effective March 26, 2018. Our NEOs are eligible to participate in the CIC Severance Plan, which superseded all prior change in control agreements we had with our NEOs.

              Our NEOs are eligible for severance payments upon termination by us without "cause" or by the executive for "good reason," in each case, during the two-year period following (or, in the case of a termination by us without cause, 90-day period immediately preceding) a "change in control" of our company (each, a "qualifying termination"), in accordance with the terms and conditions of the CIC Severance Plan. In the event of

Compensation Discussion and Analysis

such a qualifying termination described above, our NEOs would be eligible for (i) the following lump sum cash severance payments: (a) his or her current base salary plus target bonus for the fiscal year of employment termination times a multiple, which multiple is 2.0 in the case of Mr. Batrack, 1.5 in the case of Mr. Burdick and Dr. Shoemaker and 1.0 in the case of Mr. Argus and Mr. Lemmon; (b) his or her pro-rated target bonus for the fiscal year of employment termination; (c) any earned but unpaid bonus for the fiscal year immediately preceding his or her employment termination; and (d) an amount equal to 102% of the cost of providing medical benefits (health, dental, and vision) to the NEO and the NEO's dependents for 24 months (in the case of Mr. Batrack), 18 months (in the case of Mr. Burdick and Dr. Shoemaker) or 12 months (in the case of Mr. Argus and Mr. Lemmon); and (ii) full vesting of outstanding unvested stock options, restricted stock, and restricted stock units that vest solely based on continued employment, and vesting of equity awards that vest in whole or in part on achievement of performance criteria based on actual performance results. No outstanding and unvested equity awards held by our NEOs will automatically vest upon a change in control.

              In addition, if a participant's employment is terminated due to his or her death or "disability" during the two years following a change in control, each NEO will receive his or her pro-rated target bonus for the fiscal year of employment termination and any earned but unpaid bonus for the preceding fiscal year. All of the payments described above are contingent on the execution of a release and continued compliance with certain restrictive covenants set forth in the CIC Severance Plan.

              The payments and benefits provided for under the CIC Severance Plan will be reduced to the extent that they would trigger excise taxes under Section 4999 of the Internal Revenue Code, unless the NEOs would be better off on an after-tax basis, after taking into account all taxes, receiving the full amount of the payments and benefits. In this case, the payment and benefits will not be reduced. In no event is the Company obligated to provide any tax gross-up or similar payment to the NEOs.

              Please refer to "Potential Payments Upon Termination or Change in Control" in this proxy statement for additional information regarding change in control events and outstanding awards granted to the NEOs.

Compensation-Setting Process and Tools

Process

              Each November, following the conclusion of our fiscal year on or about September 30, the Compensation Committee meets to determine the compensation for each NEO, as follows: (1) the base salary is set for the succeeding year; (2) the variable AIP award is determined for the prior fiscal year, and a new AIP award target is determined for the succeeding fiscal year; and (3) the LTI awards are granted for the succeeding fiscal year. Accordingly, in November 2017, the Compensation Committee determined the base salaries for fiscal 2018, the AIP awards for fiscal 2017 based on fiscal 2017 performance, and the LTI and AIP target for fiscal 2018. In November 2018, the Compensation Committee determined the base salaries for fiscal 2019, the AIP awards for fiscal 2018 based on fiscal 2018 performance, and the LTI and AIP target for fiscal 2019.

Use of Market Survey Data and Peer Group

              The Compensation Committee began its fiscal 2018 process of deciding how to compensate our NEOs by considering the competitive market data provided by our independent compensation consultant, Meridian, and our human resources staff.

Compensation Discussion and Analysis

              The Compensation Committee uses the market survey data as a reference point to target TDC at or around the median, also giving consideration to such factors as tenure, individual performance, the individual's responsibilities, market factors, and succession and retention considerations.

              The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although it seeks input and recommendations from the CEO and our human resources staff. Further, the Compensation Committee and the Audit Committee jointly determine the individual performance of the CFO. The Compensation Committee reports to the Board of Directors on the major items covered at each Compensation Committee meeting.

              Compensation Peer Group.  The Compensation Committee worked with Meridian to develop a broad, size-appropriate peer group with comparable annual revenue and market capitalization. The peer group was finalized in July 2016 and was used for fiscal 2018 pay decisions. This peer group consists of the companies listed in the table below. Arcadis N.V. was excluded from the market compensation statistics by Meridian due to insufficient publicly available information.

Company	Fiscal 2017 Revenue ($ in Millions)	Trailing 12 Months Revenue ($ in Millions)	Market Cap on 9/30/18 ($ in Millions)
Aegion Corporation	1,359	1,339	820
Arcadis N.V.	3,865	3,683	1,468
Booz Allen Hamilton, Inc.	6,172	6,296	7,073
CACI International Inc.	4,468	4,468	4,550
Dycom Industries Inc.	2,823	2,787	2,643
FTI Consulting, Inc.	1,808	1,991	2,714
ICF International, Inc.	1,229	1,254	1,423
KBR, Inc.	4,171	4,276	2,973
Leidos Holdings, Inc.	10,170	10,063	10,408
McDermott International, Inc.	2,985	4,020	3,328
Navigant Consulting, Inc.	940	951	1,038
Science Applications Intl. Corp	4,454	4,563	3,425
Stantec Inc.	2,725	2,617	2,831
WSP Global Inc.	5,536	5,723	5,694
Median*	3,425	3,851	2,902
Tetra Tech	2,758	2,960	3,779

*
Excludes Arcadis N.V.

Independent Oversight and Expertise

              Our Board believes that hiring and retaining effective executives and providing them with market-competitive compensation are essential to the success of our company and advance the interests of our stockholders. The Compensation Committee, which is comprised solely of independent directors, has responsibility for overseeing our executive compensation program.

              Under its charter, the Compensation Committee has the authority, in its sole discretion and at our expense, to obtain advice and assistance from external advisors. The Committee may retain and terminate any compensation consultant or other external advisor and has sole authority to approve any such advisor's fees and

Compensation Discussion and Analysis

other terms and conditions of the retention. In retaining its advisors, the Committee must consider each advisor's independence from management.

Advisor Independence

              Meridian did not perform services for our company in fiscal 2018 other than the work undertaken for or at the request of the Compensation Committee.

              Meridian and the Compensation Committee have the following protocols in place to ensure their independence from management:

  •
  the Compensation Committee has the sole authority to select, retain, and terminate Meridian, as well as authorize Meridian's fees and determine the other terms and conditions that govern the engagement;

  •
  the Compensation Committee directs Meridian on the process for delivery and communication of its work product, including its analyses, findings, conclusions, and recommendations;

  •
  in the performance of its duties, Meridian is accountable and reports directly to the Compensation Committee; and

  •
  the Compensation Committee may consult with Meridian at any time, with or without members of management present, at the Compensation Committee's sole discretion.

              In accordance with regulatory requirements, the Compensation Committee evaluated the following six factors to assess independence and conflicts of interest before it engaged Meridian to perform work in fiscal 2018:

  •
  the provision of other services to us by Meridian;

  •
  the amount of fees received from us by Meridian, as a percentage of Meridian's total revenues;

  •
  the policies and procedures of Meridian that are designed to prevent conflicts of interest;

  •
  any business or personal relationship of a member of the Compensation Committee with the regular members of Meridian's executive compensation team that serve us;

  •
  any of our stock owned by the regular members of Meridian's executive compensation team that serve us; and

  •
  any business or personal relationships between our executive officers and the regular members of Meridian's executive compensation team that serve us.

              The Compensation Committee also obtained a representation letter from Meridian addressing these six factors and certain other matters related to its independence. Based on the Compensation Committee's evaluation of these factors and the representations from Meridian, the Compensation Committee concluded that Meridian is an independent adviser and has no conflicts of interest with us.

Compensation Discussion and Analysis

Stock Ownership Guidelines

              To further the goal of aligning the interests of executive officers and non-employee directors with those of stockholders, we maintain a policy regarding minimum ownership of our shares. These ownership guidelines currently call for the following:

  •
  the CEO to own shares having a value equal to the lesser of at least six times the CEO's base salary or 170,000 shares;

  •
  each Executive Vice President to own shares having a value equal to the lesser of at least three times base salary or 40,000 shares;

  •
  each Senior Vice President to own shares having a value equal to the lesser of at least two times the executive officer's base salary or 20,000 shares; and

  •
  each non-employee director to own shares having a value equal to the lesser of at least five times the non-employee director's annual base cash retainer or 6,100 shares.

              Until an executive officer's or non-employee director's stock ownership requirement is met, the executive officer or non-employee director must retain at least 75% of "gain shares" resulting from the exercise of a stock option or vesting of a performance share, PSU award, or RSU award. With respect to stock options, "gain shares" means the total number of shares of common stock that are being exercised less the number of shares, if any, used in the case of a cashless exercise to pay for the exercise price. With respect to performance share, PSU, and RSU awards, "gain shares" means the total number of shares of common stock subject to any such equity award that vests. Gain shares do not include shares of common stock that are used to satisfy tax withholding obligations.

              Each executive officer and non-employee director has five years to attain the required ownership level. In addition to shares of common stock, vested but unexercised stock options, and vested and unvested PSUs and RSUs count in determining stock ownership for purposes of the stock ownership guidelines. An executive officer or non-employee director who fails to comply with the stock ownership guidelines will be required to use one-third of any net annual cash bonus or net annual retainer, as applicable, to purchase shares of our stock.

              As of the end of fiscal 2018, all of our directors (other than Mr. Birkenbeuel who joined the Board in July 2018) and executive officers, with the exception of two officers appointed within the last two years, have met our stock ownership guidelines, helping ensure the alignment of their interests with those of our stockholders.

Clawback Policy

              If our company is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirements under the securities laws, then each executive officer must return to us, or forfeit if not yet paid, a specified amount. The amount is any AIP payment received with respect to an award under our Executive Compensation Plan during the three-year period preceding the date on which our company is required to prepare the accounting restatement, based on the erroneous data less what would have been paid to the executive officer under the accounting restatement as determined by the Compensation Committee.

Compensation Discussion and Analysis

Tax Implications of Executive Compensation

              The Compensation Committee considers the tax consequences to Tetra Tech and its NEOs when structuring executive compensation.

Section 162(m) of the Internal Revenue Code

              Section 162(m) of the Internal Revenue Code limits the amount we can annually deduct from compensation paid to certain executive officers to $1 million unless, with respect to taxable years beginning before December 31, 2017 (including fiscal 2018), the compensation qualifies as "performance-based" under tax rules. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017, eliminates this exemption for "performance-based" compensation under Section 162(m) with respect to taxable years beginning after December 31, 2017. Accordingly, beginning with fiscal 2019, we will no longer be able to structure executive compensation paid to certain executive officers in excess of $1 million to qualify as "performance-based" under Section 162(m) in order to preserve the deductibility of that compensation (unless the compensation is provided pursuant to a written binding contract which was in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017). Rather, beginning with fiscal 2019, compensation paid to certain executive officers in excess of $1 million will generally not be deductible. We believe that deductibility of executive compensation is an important consideration in structuring executive compensation, but we reserve the right to pay compensation and/or approve executive compensation arrangements that are not fully tax deductible if we believe that doing so is in the best interests of our company and stockholders. For example, our time-based RSU awards with respect to fiscal 2018 are not intended to qualify as "performance-based" compensation under Section 162(m). In addition, even if it is intended that compensation be "performance-based," there is no guarantee that the deductions we claim under Section 162(m) will not be challenged or disallowed by the IRS.

              The AIP awards with respect to fiscal 2018 under our Executive Compensation Plan, which was last approved by our stockholders in 2014, are intended to be "performance-based" compensation under Section 162(m). The Executive Compensation Plan provides that our NEOs may receive a specified percentage of our net income, in each case as reported on our consolidated statements of operations for the applicable fiscal year, as a maximum amount. The Compensation Committee may exercise its discretion to pay an amount substantially less than the maximum amount based on the performance factors that are discussed in the CD&A under the heading Fiscal 2018 AIP Award Program – AIP Performance Measures and Targets.

COMPENSATION COMMITTEE REPORT

              The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis (CD&A) required by Item 402(b) of Regulation S-K with management and, based on its review and these discussions, has recommended to the Board of Directors that the CD&A be included or incorporated by reference in our fiscal year 2018 Annual Report on Form 10-K and 2019 proxy statement.

              The Compensation Committee welcomes feedback regarding our executive compensation program. Stockholders may communicate with the Committee by writing to the Compensation Committee Chair, c/o Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107.

J. Kenneth Thompson, Chair
Patrick C. Haden
J. Christopher Lewis
Kirsten M. Volpi

This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, unless specifically incorporated by reference therein.

Compensation Committee Interlocks and Insider Participation

              No member of the Compensation Committee was at any time during fiscal year 2018 one of our officers or employees, and no member had any relationship with us requiring disclosure under Item 404 of Regulation S-K. During fiscal year 2018, none of our executive officers has served on the board of directors or compensation committee of any other company, which company has or had one or more executive officers who served as a member of our Board of Directors or Compensation Committee.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

              The following table shows the compensation earned by or awarded to our NEOs during fiscal years 2018, 2017, and 2016 in accordance with SEC regulations. Compensation as shown in the table does not necessarily reflect the compensation actually realized by our NEOs for these years. For example, the amounts set forth under "Stock Awards" in 2018 relating to PSUs do not represent the actual amounts realized by our NEOs; rather, they represent the aggregate grant date fair value for financial reporting purposes of those PSUs, which cliff vest, subject to achievement of the applicable performance goals (based 50% by EPS growth and 50% by relative TSR) at the end of a three-year performance period and ultimately may result in no such compensation being realized by the NEO.

Name and Principal Position	Year	Salary(1)	Bonus	Non-Equity Incentive Plan Compensation(2)	Stock Awards(3)	Option Awards(4)	All Other Compensation(5)	Total
Dan L. Batrack	2018	937,750	—	1,258,848	2,904,977	857,081	38,663	5,977,319
Chairman and Chief	2017	922,327	—	1,063,000	2,600,171	773,098	37,777	5,396,373
Executive Officer	2016	900,000	—	1,368,000	2,642,162	794,406	36,733	5,741,301
Steven M. Burdick	2018	487,577	—	410,000	559,456	165,071	42,783	1,664,887
Executive Vice President,	2017	473,577	—	341,000	474,582	141,123	40,245	1,470,527
Chief Financial Officer	2016	459,923	—	440,000	471,812	141,857	40,363	1,553,955
Leslie L. Shoemaker.	2018	485,673	—	330,000	559,456	165,071	27,301	1,567,501
Executive Vice President,	2017	458,942	—	491,000	474,582	141,123	29,769	1,595,416
Operations and President, CIG	2016	424,808	—	320,000	419,368	125,968	29,819	1,319,963
Roger R. Argus	2018	282,596	—	570,000	279,728	82,528	41,495	1,256,347
Senior Vice President, GSG
and President, USG
Richard A. Lemmon	2018	368,961	—	205,000	307,303	90,663	42,818	1,014,745
Senior Vice President,
Corporate Administration

(1)    Amounts include any portions of salary deferred under our deferred compensation plan. Except for Mr. Argus, increases in base salary, if any, became effective in November of each year and were not retroactive to the beginning of the fiscal year. Mr. Argus received a base salary increase on October 21, 2017, with a change in responsibilities that commenced at the beginning of fiscal 2018. Accordingly, for a portion of a fiscal year, an NEO who received a base salary increase received base salary at the prior fiscal year's base salary rate.

(2)    The amounts listed in this column for fiscal 2018 reflect the cash awards paid to the NEOs for fiscal 2018 performance, as further described in the Compensation Discussion & Analysis section of this proxy statement and the "Grants of Plan-Based Awards – Fiscal 2018" table below. The amounts listed in this column for fiscal 2017 and 2016 reflect the cash awards paid to the NEOs for performance in those fiscal years.

(3)    The amounts in this column reflect the aggregate grant date fair value of stock awards granted during the applicable fiscal year, without adjustment for forfeitures, and do not reflect compensation actually realized by our NEOs. For values actually realized by our NEOs during fiscal 2018, see the "Value Realized on Vesting" column of the "Options Exercised and Stock Vested – Fiscal 2018" table below. Amounts in 2018 include the grant date fair value of PSUs, without adjustment for forfeitures, which are payable at the end of a three-year performance period provided that the performance objectives are achieved as of the end of the period. The actual number of shares issued can range from 0% to 200% of the target shares at the time of grant. The performance objectives that determine the number of shares that may be earned for the PSUs are (i) as to 50% of the award, growth in earnings per share, which is a performance condition under FASB ASC Topic 718, and (ii) as to 50% of the award, TSR, which is a market condition under FASB ASC Topic 718, relative to the TSR of (A) 16 companies objectively determined based on GICS code and revenue size (25% of award) and (B) the S&P 1000 (25% of award), in each case computed over the three-year performance period. The performance condition component of the fair value of PSUs was determined based on the fair market value of our common stock on the date of grant. The market condition component of the fair value of the PSUs was determined as of the date of grant using the Monte-Carlo simulation method, which utilizes multiple input variables to estimate the probability of meeting the performance objectives established for the award, including the volatility of our stock price and other assumptions appropriate for determining fair value. Based on these computations, the grant date fair value of the PSU awards granted on November 17, 2017, to each NEO

Executive Compensation Tables

were $47.95 per share for the performance condition component and $66.78 per share for the market condition component. The maximum grant date fair value of the PSUs granted in fiscal 2018 (200% vesting) was $4,097,468, $789,112, $789,112, $394,508, and $433,450 for Mr. Batrack, Mr. Burdick, Dr. Shoemaker, Mr. Argus, and Mr. Lemmon, respectively. Amounts in 2018 also include the grant date fair value of RSUs, computed in accordance with FASB ASC Topic 718 and without adjustment for forfeitures, using the closing price per share of our common stock on the grant date ($47.95 per share).

(4)    The amounts in this column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of stock options granted during the applicable fiscal year. The grant date fair value of the stock option awards granted on November 17, 2017, was $14.79 per share. For information on the valuation assumptions relating to stock option grants, refer to the note on Stockholders' Stock Compensation Plans in the notes to consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year in which the stock option was granted. There can be no assurance that these grant date fair values will ever be realized by the NEOs. See the "Grants of Plan-Based Awards – Fiscal 2018" table below for information on stock option grants made in fiscal 2018.

(5)    Consists of the employer contribution made on behalf of each of the NEOs to our health and welfare benefits and our qualified retirement plan, as well as the reimbursements for vehicle use, financial planning, tax planning, memberships, and annual physical examinations.

Executive Compensation Tables

Grants of Plan-Based Awards – Fiscal 2018

              The following table provides information regarding grants of plan-based incentive awards made to our NEOs during fiscal 2018.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options(1) (#)	Awards ($)	Awards ($)
Mr. Batrack	(2)	0	1,128,000	2,256,000
	11/17/17								57,950	47.95	857,081
	11/17/17(3)				0	35,714	71,428				2,048,734
	11/17/17(4)							17,857			856,243

											3,762,058
Mr. Burdick	(2)	0	367,500	735,000
	11/17/17								11,161	47.95	165,071
	11/17/17(3)				0	6,878	13,756				394,556
	11/17/17(4)							3,439			164,900

											724,527
Dr. Shoemaker	(2)	0	367,500	735,000
	11/17/17								11,161	47.95	165,071
	11/17/17(3)				0	6,878	13,756				394,556
	11/17/17(4)							3,439			164,900

											724.527
Mr. Argus		0	142,500	285,000
	11/17/17								5,580	47.95	82,528
	11/17/17(3)				0	3,439	6,878				197,254
	11/17/17(4)							1,720			82,474

											362,256
Mr. Lemmon		0	185,000	370,000
	11/17/17								6,130	47.95	90,663
	11/17/17(3)				0	3,778	7,556				216,725
	11/17/17(4)							1,889			90,578

											397,966

(1)                  The options become vested as to 25% of the shares on November 18, 2018, and on the anniversary of that date until fully vested. The options have a maximum term of ten years subject to earlier termination in connection with cessation of service under certain circumstances. The exercise price of each option may be paid in cash or in shares of common stock valued at the closing price on the exercise date, or may be paid with the proceeds from a same-day sale of the purchased shares. For additional detail on the grant date fair value of these options, see footnote (4) of the Summary Compensation Table.

(2)                  This row represents the possible AIP awards for fiscal 2018. Additional information about these payments appears above in the Compensation Discussion & Analysis section of this proxy statement. The actual award payments, as determined by the Compensation Committee on November 15, 2018, are included in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table. The target and maximum values are calculated by multiplying: (i) 120% and 240%, respectively, by Mr. Batrack's annual base salary; (ii) 75% and 150%, respectively, by Mr. Burdick and Dr. Shoemaker's annual base salaries; and (iii) 50% and 100%, respectively, by Mr. Argus and Mr. Lemmon's annual base salaries, each as in effect at the end of fiscal 2018.

(3)                  The amounts shown in these rows reflect, in share amounts, the threshold, target, and maximum potential awards of PSUs, as further discussed in the Compensation Discussion & Analysis section of this proxy statement. PSUs cliff-vest in shares of our common stock after the end of a three-year performance period, subject to the achievement of the applicable performance goals. Vesting, from 0% to 200% of the award, is completely at risk, and is based 50% upon our EPS growth and 50% upon our relative TSR. For additional detail on the grant date fair value of these PSUs, see footnote (3) of the Summary Compensation Table. Dividend equivalents are payable on the underlying PSU shares, but only to the extent the applicable performance goals are subsequently satisfied and the PSUs vest.

(4)                  The amounts shown in these rows reflect the awards of RSUs, as further discussed in the Compensation Discussion & Analysis section of this proxy statement. The RSUs were granted under the 2015 Equity Incentive Plan and vest as to 25% of the award on

Executive Compensation Tables

November 18, 2018, and on the anniversary of that date until fully vested, subject to the holder's continuous employment by us through the applicable vesting date. For additional detail on the grant date fair value of these RSUs, see footnote (3) of the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End – Fiscal 2018

              The following table provides information regarding NEO equity awards outstanding as of September 30, 2018, the end of our 2018 fiscal year.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Mr. Batrack	44,869(12)	—	28.58	11/22/21
	71,332(5)	23,777	27.26	11/21/22
	49,342(6)	49,342	27.16	11/20/25
	15,6507)	46,949	40.80	11/18/26
	—(8)	57,950	47.95	11/17/27
					7,193(5)	491,282
					14,610(6)	997,863
					14,181(7)	968,562
					17,857(8)	1,219,633
							58,442(9)	3,991,589
							37,815(10)	2,582,765
							35,714(11)	2,439,266

Total:	181,193	178,018			53,841	3,677,340	131,971	9,013,620
Mr. Burdick	27,500(2)	—	22.53	11/11/19
	16,000(3)	—	24.26	11/16/20
	23,143(4)	—	28.58	11/22/21
	12,172(5)	4,057	27.26	11/21/22
	8,812(6)	8,810	27.16	11/20/25
	2,857(7)	8,570	40.80	11/18/26
	—(8)	11,161	47.95	11/17/27
					1,227(5)	83,804
					2,608(6)	178,126
					2,588(7)	176,761
					3,439(8)	234,884
							10,436(9)	712,778
							6,903(10)	471,474
							6,878(11)	469,766

Total:	90,484	32,598			9,862	673,575	24,217	1,654,018

Executive Compensation Tables

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Dr. Shoemaker	16,750(2)	—	22.53	11/11/19
	13,994(4)	—	28.58	11/22/21
	10,000(3)	—	24.26	11/16/22
	7,360(5)	2,453	27.26	11/21/24
	7,832(6)	7,832	27.16	11/20/25
	2,857(7)	8,570	40.80	11/18/26
	—	11,161	47.95	11/17/27
					742(5)	50,679
					2,318(6)	158,319
					2,588(7)	176,760
					3,439(8)	234,884
							9,276(9)	633,550
							6,903(10)	471,474
							6,878(11)	469,766

Total:	58,793	30,016			9,087	620,642	23,057	1,574,790
Mr. Argus	—	5,580(13)	47.95	11/17/27
					575(5)	39,273
					1,250(6)	85,375
					1,875(7)	128,062
					1,720(8)	117,476
							3,439(11)	234,883

Total:	—	5,580			5,420	370,186	3,439	234,883
Mr. Lemmon	14,510(4)	-	28.58	11/22/21
	10,000(3)	-	24.26	11/26/22
	7,632(5)	2,543	27.26	11/21/24
	5,444(6)	5,443	27.16	11/20/25
	1,774(7)	5,321	40.80	11/18/26
	—	6,130	47.95	11/17/27
					769(5)	52,523
					1,612(6)	110,099
					1,607(7)	109,758
					1,889(8)	129,019
							6,447(9)	440,329
							4,286(10)	292,732
							3,778(11)	258,036

Total:	39,360	19,437			5,877	401,399	14,511	991,097

(1)
Market value calculated based on a stock price of $68.30, the closing price of our common stock on September 28, 2018, the last trading day of our 2018 fiscal year.

(2)
Granted on 11/11/11; vests 25% on 11/11/12 and 25% annually for next 3 years.

(3)
Granted on 11/16/12; vests 25% on 11/16/13 and 25% annually for next 3 years.

(4)
Granted on 11/22/13; vests 25% on 11/22/14 and 25% annually for next 3 years.

(5)
Granted on 11/21/14; vests 25% on 11/21/15 and 25% annually for next 3 years.

(6)
Granted on 11/20/15; vests 25% on 11/20/16 and 25% annually for next 3 years.

(7)
Granted on 11/18/16; vests 25% on 11/18/17 and 25% annually for next 3 years.

(8)
Granted on11/17/17; vests 25% on 11/18/18 and 25% annually for next 3 years.

(9)
Granted on11/20/15; cliff-vesting following three-year performance period based on EPS growth and relative TSR.

(10)
Granted on11/18/16; cliff-vesting following three-year performance period based on EPS growth and relative TSR.

(11)
Granted on 11/17/17; cliff-vesting following three-year performance period based on EPS growth and relative TSR.

(12)
Mr. Batrack exercised 44,869 vested options on 11/15/18.

(13)
Mr. Argus exercised 1,395 vested options on 11/26/18.

Executive Compensation Tables

              Outstanding options under the 2015 Equity Incentive Plan have a maximum term of ten years measured from the applicable grant date. Outstanding options under our 2005 Equity Incentive Plan have a maximum term of eight years measured from the applicable grant date. All options are subject to earlier termination in the event of the optionee's cessation of service with us under certain circumstances. The exercise price for each outstanding option is equal to the closing price per share of common stock on the grant date.

Options Exercised and Stock Vested – Fiscal 2018

              The following table shows the number of shares acquired by each of the NEOs during fiscal 2018 through stock option exercises and the vesting of PSUs and RSUs. The table also presents the value realized upon such exercises and vesting, as calculated, in the case of stock options, based on the difference between the market price of our common stock at exercise and the option exercise price, and as calculated, in the case of PSUs and RSUs, based on the closing price per share of our common stock on the NASDAQ Global Select Market on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Vested* (#)	Value Realized on Vesting ($)
Mr. Batrack	173,885	4,122,442	135,921	6,774,097
Mr. Burdick	16,750	472,122	23,442	1,168,106
Dr. Shoemaker	16,750	466,310	14,886	740,648
Mr. Argus	—	—	2,450	120,094
Mr. Lemmon	33,500	924,913	14,679	731,474

*
Consists of PSUs and RSUs.

Nonqualified Deferred Compensation – Fiscal 2018

              The following table shows each NEO's contributions and earnings during fiscal 2018 and account balance as of September 30, 2018, under our Deferred Compensation Plan.

Name(1)	Executive Contributions in Last Fiscal Year ($)(2)	Tetra Tech Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals or Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Mr. Batrack	1,355,033	—	432,965	—	6,497,552
Mr. Burdick	120,000	—	285,124	—	3,047,433
Dr. Shoemaker	—	—	11,828	—	683,538

(1)
Mr. Argus and Mr. Lemmon do not participate in the Deferred Compensation Plan and are not included here.

(2)
These amounts were included in the "Salary" and/or "Non-Equity Incentive Plan Compensation" columns, as applicable, of the Summary Compensation Table.

(3)
None of the amounts are included in the Summary Compensation Table because plan earnings were not preferential or above-market.

              The Deferred Compensation Plan is an unfunded and unsecured deferred compensation arrangement that is designed to allow the participants to defer a percentage of their base salary, bonuses, directors fees, and equity awards other than options and invest the deferrals in a manner similar to the way in which our 401(k) plan operates, but without regard to the maximum deferral limitations imposed on 401(k) plans by the Internal Revenue Code. The Deferred Compensation Plan is designed to comply with Section 409A of the Internal Revenue Code. As required by applicable law, participation in the Deferred Compensation Plan is limited to a group of our management employees, which group includes each of our NEOs. Since the adoption of the Deferred Compensation Plan by the Board of Directors in 2006, we have not made any contribution on behalf of any director or executive officer.

Executive Compensation Tables

              Amounts deferred by each participant pursuant to the Deferred Compensation Plan are credited to a bookkeeping account maintained on behalf of that participant. Amounts credited to each participant under the Deferred Compensation Plan are periodically adjusted for earnings and/or losses at a rate that is equal to one or more of the measurement funds selected by the Deferred Compensation Plan Committee and elected by a participant. RSU deferrals remain tied to Tetra Tech stock and may not be diversified into other investment options.

Potential Payments upon Termination or Change in Control

              We do not enter into employment agreements with our NEOs (or any executive officers). The CEO's employment may be terminated at any time at the discretion of the Board of Directors. The employment of the other NEOs may be terminated at any time by the CEO with the Board's concurrence.

              Our NEOs were parties to individual change in control agreements which were scheduled to terminate on March 25, 2018. On March 8, 2018, our Compensation Committee, in order to address the impending terminations and to consolidate and uniformly apply change of control benefits for members of management, approved and adopted the Tetra Tech, Inc. Change of Control Severance Plan (CIC Severance Plan), effective March 26, 2018. Our NEOs are eligible to participate in the CIC Severance Plan, which superseded all prior change in control agreements we had with our NEOs.

              Under the CIC Severance Plan, if the NEO's employment is terminated by us without "cause" or by the NEO with "good reason," in each case, within two years following (or, in the case of a termination by us without cause, a 90-day period immediately preceding) a change in control (each, a "qualifying termination"), we will pay or provide the following lump sum cash severance payments:

  •
  severance pay equal to his or her current base salary plus target bonus for the fiscal year of employment termination times a multiple, which multiple is 2.0 in the case of Mr. Batrack, 1.5 in the case of Mr. Burdick and Dr. Shoemaker, and 1.0 in the case of Mr. Argus and Mr. Lemmon;

  •
  a pro-rata target bonus for the year of termination, based on the number of days the NEO worked during the year;

  •
  the bonus the NEO earned for the year preceding the year of termination if such bonus had not yet been paid; and

  •
  a payment equal to 102% of the cost of providing medical benefits (health, dental, and vision) to the NEO and his or her dependents substantially similar to those provided immediately prior to such termination date for 24 months (in the case of the Mr. Batrack), 18 months (in the case of Mr. Burdick and Dr. Shoemaker), or 12 months (in the case of Mr. Argus and Mr. Lemmon).

              In addition, pursuant to the terms of the CIC Severance Plan, in connection with a qualifying termination, all outstanding and unvested stock options, restricted stock, and RSUs that vest solely based on continued employment will fully vest, and equity awards that vest in whole or in part on achievement of performance criteria will vest based on actual performance results. No outstanding and unvested equity awards held by our NEOs will automatically vest upon a change in control.

              Under the terms of the CIC Severance Plan, if an NEO's employment is terminated due to his or her death or disability, in each case, within two years following a change in control, we will pay a pro-rata target

Executive Compensation Tables

bonus for the year of termination, based on the number of days the NEO worked during the year, together with the bonus the NEO earned for the year preceding the year of termination if such bonus had not yet been paid.

              All of the payments described above are contingent on the execution of a release and continued compliance with the restrictive covenants set forth in the CIC Severance Plan (i.e., confidentiality and non-solicit of employees, customers, suppliers, licensees, or business relations for a post-termination period of 24 months for Mr. Batrack, 18 months in the case of Mr. Burdick and Dr. Shoemaker, and 12 months in the case of Mr. Argus and Mr. Lemmon).

              Each NEO will also be paid or provided with any unpaid base salary, accrued vacation, and unreimbursed expenses through the date of his or her employment termination, together with any benefits to which the NEO is entitled under our benefits programs.

              The payments and benefits provided for under the CIC Severance Plan will be reduced to the extent that they would trigger excise taxes under Section 4999 of the Internal Revenue Code, unless an NEO would be better off on an after-tax basis, after taking into account all taxes, receiving the full amount of the payments and benefits. In this case, the payments and benefits will not be reduced. In no event is the Company obligated to provide any tax gross-up or similar payment to the NEOs.

              A "change in control" for purposes of the CIC Severance Plan generally consists of one or more of the following events:

  •
  an acquisition by any person of beneficial ownership of securities representing 50% or more of the combined voting power of our voting securities (on one date or during any 12-month period);

  •
  the consummation of a merger, reorganization, or consolidation if our stockholders (together with any trustee or fiduciary acquiring securities under any benefit plan) do not own more than 50% of the combined voting power of the merged, reorganized, or consolidated company's then-outstanding securities (other than a recapitalization in which no person acquires more than 50% of the combined voting power of our outstanding securities); or

  •
  the consummation of a sale of all or substantially all of our assets (other than a sale to an entity in which our stockholders own 50% or more of the voting securities of such entity).

              "Good reason" for purposes of the CIC Severance Plan generally includes any of the following actions by us:

  •
  a material diminution of the NEO's base salary, annual bonus opportunity, or both;

  •
  a material diminution in the NEO's authority, duties, or responsibilities;

  •
  a material diminution in the budget over which the NEO retains authority; or

  •
  a material change in the geographic location at which the NEO must perform his or her services.

              An NEO will only be entitled to terminate his or her employment for good reason if he or she has provided us with notice of the occurrence of a condition described above within 60 days of its initial existence and we have failed to remedy such condition within 30 days after receipt of the notice. An NEO's employment will be deemed to have been terminated following a change in control by the NEO for good reason if the NEO

Executive Compensation Tables

terminates his or her employment prior to a change in control for good reason if a good reason condition occurs at the direction of a person or entity who has entered into an agreement with us, the consummation of which will constitute a change in control.

              "Cause" means:

  •
  the willful and continued failure of the NEO to perform substantially his or her duties (other than a failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the NEO by the board of directors or CEO that specifically identifies the manner in which the board of directors or CEO believes that the NEO has not substantially performed his or her duties; or

  •
  the willful engaging by the NEO in illegal conduct or gross misconduct that is materially and demonstrably injurious to the company.

For purposes of this definition of "cause," no act or failure to act on the part of an NEO will be considered "willful" unless it is done, or omitted to be done, by the NEO in bad faith or without reasonable belief that the NEO's action or omission was in our best interests. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the board of directors or upon the instructions of our CEO or one of our senior officers or based upon the advice of our legal counsel will be conclusively presumed to be done, or omitted to be done, by the NEO in good faith and in our best interests.

Assumptions Regarding the Tables

              The tables below were prepared as though a change in control occurred on September 28, 2018 (the last business day of our most recent fiscal year), and the employment of each of our NEOs was terminated on this date. For purposes of any calculations involving equity awards, we have used the closing share price of our common stock on September 28, 2018 (the last business day of our fiscal year), which was $68.30. We are required by the SEC to use these assumptions. However, the NEOs' employment was not terminated on September 28, 2018, and a change in control did not occur on this date. As a result, there can be no assurance that a termination of employment, a change in control or both would produce the same or similar results as those described if either or both of them occur on any other date or at any other price, or if any assumption used in this disclosure is not correct in fact. All amounts set forth below are estimates only. The following are the equity award and annual bonus assumptions:

  •
  stock options that vest due to an employment termination without "cause" or for "good reason" within two years following (or, in the case of a termination without cause, 90 days immediately preceding) a change in control are valued based on their option spread (i.e., the excess of fair market value of a share of common stock on September 28, 2018, [i.e., $68.30] over the exercise price);

  •
  PSUs and RSUs that vest due to an employment termination without "cause" or for "good reason" within two years following (or, in the case of a termination without cause, 90 days immediately preceding) a change in control are valued based on the number of shares subject to such award multiplied by the fair market value of a share of common stock on September 28, 2018 (i.e. $68.30);

  •
  PSUs are assumed to vest at 100% of target; and

  •
  given that each of the NEO's employment is assumed to have been terminated on September 28, 2018, for purposes of the tables below, any annual bonus with respect to such year would have been earned as of such date under the terms of our bonus program. As such, no amounts with respect to pro-rated bonuses for the year of termination of employment have been included in the tables below.

Executive Compensation Tables

Dan L. Batrack

	Change in Control ($)	Termination Without Cause or With Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)(1)	Termination Due to Resignation Without Good Reason in Connection with a Change in Control ($)(2)	Termination Due to Cause in Connection with a Change in Control ($)(2)
Severance Benefits(3)	—	4,136,000	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	—	5,476,135	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	—	9,013,620	—	—	—
Accelerated Vesting of Unvested RSUs(4)	—	3,677,374	—	—	—
Golden Parachute Cut-back (if any)	—	—	—	—	—

Total	—	22,327,129	—	—	—

(1)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid base salary through the date of termination. Other payments available from life insurance or disability plans.

(2)
The only cash compensation payable is any unpaid base salary through the date of termination.

(3)
Payable in a cash lump sum payment.

(4)
Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 28, 2018. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason in Connection with a Change in Control," does not include any unvested securities. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2018" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2018" for information regarding performance shares and RSUs that vested in fiscal 2018.

Executive Compensation Tables

Steven M. Burdick

	Change in Control ($)	Termination Without Cause or With Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)(1)	Termination Due to Resignation Without Good Reason in Connection with a Change in Control ($)(2)	Termination Due to Cause in Connection with a Change in Control ($)(2)
Severance Benefits(3)	—	1,286,250	—	—	—
Pro-Rated Bonus	—		—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	—	181,242	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	—	1,600,021	—	—	—
Accelerated Vesting of Unvested RSUs(4)	—	673,660	—	—	—
Golden Parachute Cut-back (if any)	—	—	—	—	—

Total	—	3,819,173	—	—	—

(1)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid base salary through the date of termination. Other payments available from life insurance or disability plans.

(2)
The only cash compensation payable is any unpaid base salary through the date of termination.

(3)
Payable in a cash lump sum payment.

(4)
Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 29, 2018. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason in Connection with a Change in Control," does not include unvested securities issued subsequent to November 3, 2014. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2018" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2018" for information regarding performance shares and RSUs that vested in fiscal 2018.

Executive Compensation Tables

Leslie L. Shoemaker

	Change in Control ($)	Termination Without Cause or With Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)(1)	Termination Due to Resignation Without Good Reason in Connection with a Change in Control ($)(2)	Termination Due to Cause in Connection with a Change in Control ($)(2)
Severance Benefits(3)	—	1,286,250	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	—	885,698	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	—	1,574,793	—	—	—
Accelerated Vesting of Unvested RSUs(4)	—	620,746	—	—	—
Golden Parachute Cut-back (if any)	—	124,837	—	—	—

Total	—	4,266,649	—	—	—

(1)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid base salary through the date of termination. Other payments available from life insurance or disability plans.

(2)
The only cash compensation payable is any unpaid base salary through the date of termination.

(3)
Payable in a cash lump sum payment.

(4)
Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 29, 2018. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason in Connection with a Change in Control," does not include unvested securities issued subsequent to November 3, 2014. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2018" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2018" for information regarding performance shares and RSUs that vested in fiscal 2018.

Executive Compensation Tables

Roger R. Argus

	Change in Control ($)	Termination Without Cause or With Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)(1)	Termination Due to Resignation Without Good Reason in Connection with a Change in Control ($)(2)	Termination Due to Cause in Connection with a Change in Control ($)(2)
Severance Benefits(3)	—	427,500	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	—	113,553	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	—	234,884	—	—	—
Accelerated Vesting of Unvested RSUs(4)	—	370,186	—	—	—
Golden Parachute Cut-back (if any)	—	—	—	—	—

Total	—	1,170,123	—	—	—

(1)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid base salary through the date of termination. Other payments available from life insurance or disability plans.

(2)
The only cash compensation payable is any unpaid base salary through the date of termination.

(3)
Payable in a cash lump sum payment.

(4)
Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 29, 2018. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason in Connection with a Change in Control," does not include unvested securities issued subsequent to November 3, 2014. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2018" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2018" for information regarding performance shares and RSUs that vested in fiscal 2018.

Executive Compensation Tables

Richard A. Lemmon

	Change in Control ($)	Termination Without Cause or With Good Reason in Connection with a Change in Control ($)	Termination Due to Death or Disability in Connection with a Change in Control ($)(1)	Termination Due to Resignation Without Good Reason in Connection with a Change in Control ($)(2)	Termination Due to Cause in Connection with a Change in Control ($)(2)
Severance Benefits(3)	—	555,000	—	—	—
Pro-Rated Bonus	—	—	—	—	—
Health Benefits	—	24,000	—	—	—
Accelerated Vesting of Unvested Stock Options(4)	—	599,370	—	—	—
Accelerated Vesting of Unvested Performance Shares/PSUs(4)	—	721,101	—	—	—
Accelerated Vesting of Unvested RSUs(4)	—	671,365	—	—	—
Golden Parachute Cut-back (if any)	—	—	—	—	—

Total	—	2,570,836	—	—	—

(1)
The only cash compensation payable is the pro-rated bonus, together with the bonus earned from the prior year if not yet paid, and any unpaid base salary through the date of termination. Other payments available from life insurance or disability plans.

(2)
The only cash compensation payable is any unpaid base salary through the date of termination.

(3)
Payable in a cash lump sum payment.

(4)
Does not include the value associated with options to purchase our common stock, performance shares, and RSUs that were vested as of September 29, 2018. No PSUs were vested as of that date. Other than with respect to amounts under "Termination Without Cause or With Good Reason in Connection with a Change in Control," does not include unvested securities issued subsequent to November 3, 2014. See "Outstanding Equity Awards at Fiscal Year-End – Fiscal 2018" for information regarding outstanding vested stock options. See "Options Exercised and Stock Vested – Fiscal 2018" for information regarding performance shares and RSUs that vested in fiscal 2018.

Executive Compensation Tables

Equity Compensation Plan Information

              The following table provides information as of September 30, 2018, with respect to the shares of our common stock that may be issued under our existing equity compensation plans from which options and awards may be granted. All of our existing plans have been approved by our stockholders. A majority of our employees are eligible to participate in the Employee Stock Purchase Plan (ESPP) and the 2018 Equity Incentive Plan (2018 Plan), subject to certain limitations, terms and conditions.

	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders(3)	2,448,730	30.87	3,916,398(4)

(1) Excludes purchase rights under our ESPP for the purchase right period that commenced on January 1, 2018 and ended on December 15, 2018.

(2) Represents the weighted average exercise price of outstanding stock options only.

(3) Consists of the 2018 Plan, the 2015 Plan (under which options and awards are no longer granted), the 2005 Equity Incentive Plan (under which awards are no longer granted), the 2003 Outside Director Stock Option Plan (under which options are no longer granted), and the ESPP.

(4) Consists of 2,989,210 shares available under the 2018 Plan and 927,188 shares available under the ESPP. Shares available under the 2018 Plan may be used for any type of award available under the 2018 Plan, including option, restricted stock and restricted stock unit awards.

Pay Ratio Disclosure

              As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Batrack, our Chairman of the Board, President and Chief Executive Officer. The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K and based upon our reasonable judgment and assumptions. For Fiscal Year 2018, CEO Compensation, which was earned but not realized, was $5,977,319, the median employee compensation was $69,804, and our estimate of the CEO Pay Ratio was 86:1.

              To determine the median employee, we reviewed compensation data from the Tetra Tech global employee population on July 1, 2018. This global population on July 1, 2018, was 16,748. The U.S. portion of this population was 8,451. For purposes of determining the median employee, 820 international employees were excluded.1 After exclusions, the total population from which the median employee was determined was 15,928. To identify the median employee, earnings during the 39-week period of October 1, 2017 through July 1, 2018 were collected. Non-U.S. dollar earnings were converted to U.S. dollars based on the exchange rate on July 1, 2018. For employees who worked a partial year because of a hire date that fell after the start of the fiscal year, earnings were annualized. Earnings were not annualized for casual employees.

1 This exclusion amounted to 4.9% of the global population. Countries from which all employees were excluded (and their respective headcounts) include: Armenia (1), Colombia (294), Cote d'Ivoire (16), Democratic Republic of the Congo (65), Ethiopia (62), Indonesia (163), Kazakhstan (11), Kosovo (56), Mali (62), Niger (4), Peru (9), Philippines (1), Sierra Leone (5), South Sudan (27), Uganda (19), Ukraine (14), and Zambia (11).

ITEM 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the 2019 fiscal year, and our Board is seeking stockholder ratification of the appointment. Stockholder ratification is not required by our bylaws or applicable laws and regulations. However, our Board annually submits the appointment for stockholder ratification as a matter of good corporate governance. If stockholders were not to ratify the appointment, the Audit Committee would reconsider whether or not to retain PwC, but could determine to do so in the Audit Committee's discretion. In addition, even if the appointment is ratified, the Audit Committee could subsequently appoint a different independent registered public accounting firm without stockholder approval if the Audit Committee were to determine that doing so would be in the best interests of our company and stockholders.

              PwC has been our independent registered public accounting firm since fiscal year 2004 and served in that capacity for the 2018 fiscal year. PwC is knowledgeable about our operations and accounting practices and is well qualified to act as our independent registered public accounting firm. Some governance stakeholders have suggested that a long-tenured auditor poses an independence risk. The Audit Committee has several practices in place that mitigate this potential risk, including the following:

  •
  Review of all non-audit services and engagements provided by PwC in annually assessing PwC's independence;

  •
  Periodic consideration of whether to change the independent registered public accounting firm based on its assessment of PwC's audit quality, performance, compensation, and independence;

  •
  Regular meetings with PwC without management present and with management without PwC present; and

  •
  Involvement in the interview and selection process for any new lead audit partner.

              In order to regularly bring a fresh perspective to the audit engagement, a new lead audit partner is designated at least every five years, and a new partner was so designated at the beginning of fiscal 2018. The Audit Committee Chair interviewed the partner prior to his designation, and the Audit Committee as a whole was directly involved with members of senior management and PwC in making the selection.

              In determining whether to reappoint PwC, the Audit Committee considered the qualifications, performance and independence of the firm and the audit engagement team, the quality of its discussion with PwC, and the fees charged by PwC for the level and quality of services provided. Although no formal statement from PwC is planned, representatives of the firm will be present at the Annual Meeting to answer appropriate questions from stockholders.

Recommendation of the Board of Directors

              Your Board of Directors recommends that you vote FOR ratification of the appointment of PwC as our independent registered public accounting firm for the 2019 fiscal year. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

Item 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Auditor Independence

              PwC has confirmed that it is in compliance with all rules, standards, and policies of the Public Company Accounting Oversight Board (PCAOB) and the regulations of the SEC governing auditor independence. The Audit Committee considers at least annually whether PwC's provision of non-audit services is compatible with maintaining auditor independence.

Auditor Fees

              The following is a summary of the fees billed to us by PwC for professional services rendered for the fiscal years ended September 30, 2018, and October 1, 2017:

Fee Category	Fiscal 2018 Fees	Fiscal 2017 Fees
Audit Fees	$3,048,202	$2,826,409
Tax Fees	110,922	170,444
All Other Fees	4,500	3,600

Total Fees	$3,163,624	$3,000,453

              Audit Fees. Consists of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and our internal control over financial reporting, for the reviews of the interim consolidated financial statements included in our quarterly reports, and for services that are normally provided by PwC in connection with statutory and regulatory filings or other engagements.

              Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice, tax planning, and tax returns. These services include assistance regarding federal, state, and international tax compliance; assistance with tax reporting requirements, tax returns, and audit compliance; mergers and acquisitions tax compliance; and tax advice on international and state tax matters. None of these services were provided under contingent fee arrangements.

              All Other Fees. These fees were associated with annual license fees for software used by management in performing technical research and ensuring completeness of financial statement disclosures.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

              The Audit Committee's policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm, subject to limited discretionary authority granted to our executive management. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved all audit and permissible non-audit services provided by PwC in fiscal 2017 and fiscal 2018 in accordance with this policy.

AUDIT COMMITTEE REPORT

              Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal controls over financial reporting in accordance with the standards of the PCAOB and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, but the Audit Committee is not responsible for preparing the Company's financial statements or auditing those financial statements, which are the responsibilities of management and the independent auditors, respectively.

              The Audit Committee has reviewed with PricewaterhouseCoopers LLP (PwC) the matters that are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has also discussed with the Company's management auditors and PwC the overall scope and plan for their respective audits. The Audit Committee meets regularly with the management auditors and independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

              In the context of the foregoing, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2018, with management. In connection with that review, management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also reviewed management's report on its assessment of internal controls over financial reporting, as required under the Sarbanes-Oxley Act of 2002. In its report, management provided a positive assertion that internal controls over financial reporting were in place and operating effectively as of September 30, 2018.

              The Audit Committee has discussed the consolidated financial statements with PwC, and it has also discussed with PwC the matters required to be discussed pursuant to Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received a letter from PwC regarding its independence from the Company as required by PCAOB Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence); has discussed with PwC the independence of the firm; and has considered all of the above communications as well as all audit, audit-related, and non-audit services provided by PwC. In reliance upon the foregoing, the Audit Committee has determined that PwC is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act of 1933, as amended, and the regulations thereunder adopted by the Securities and Exchange Commission and the PCAOB.

              Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2018, as filed with the Securities and Exchange Commission.

Hugh M. Grant, Chair
Gary R. Birkenbeuel
J. Christopher Lewis
Kimberly E. Ritrievi
Kirsten M. Volpi

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, unless specifically incorporated by reference herein.

SECURITY OWNERSHIP INFORMATION

Security Ownership of Management and Significant Stockholders

              The following table sets forth information known to us with respect to beneficial ownership of our common stock at January 4, 2019 by:

  •
  all those persons known by us to own beneficially more than 5% of our common stock;

  •
  each director and director nominee;

  •
  our NEOs; and

  •
  all directors and executive officers as a group.

              Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of January 4, 2019, includes shares of common stock that such person or group had the right to acquire on or within 60 days after January 4, 2019, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table below include only options to purchase shares that were exercisable on or within 60 days after January 4, 2019. Unless otherwise indicated, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of (a) the 55,309,379 shares of common stock outstanding on January 4, 2019, and (b) any shares such person or group has the right to acquire on or within 60 days after January 4, 2019.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage Owned
BlackRock, Inc.(2)	7,323,999	13.2
The Vanguard Group, Inc.(3)	5,546,168	10.0
Dimensional Fund Advisors LP(4)	2,887,748	5.2
Roger A. Argus	3,275	*
Dan L. Batrack(5)	479,600	*
Steven M. Burdick(6)	160,762	*
Gary R. Birkenbeuel	—	*
Hugh M. Grant(7)	77,701	*
Patrick C. Haden(8)	45,760	*
Richard A. Lemmon(9)	88,089	*
J. Christopher Lewis(10)	108,489	*
Joanne M. Maguire(11)	18,200	*
Kimberly E. Ritrievi(12)	41,078	*
Leslie L. Shoemaker(13)	133,318	*
Albert E. Smith(14)	76,358	*
J. Kenneth Thompson(15)	68,876	*
Kirsten M. Volpi(16)	40,378	*
All directors and executive officers as a group (23 persons)(17)	1,684,886	3.0

*
Less than 1%

Security Ownership Information

(1)
Unless otherwise indicated, the address of each person in this table is c/o Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107, Attention: Corporate Secretary.

(2)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G (Amendment No. 9), as of December 31, 2017, filed by BlackRock, Inc. with the SEC on January 19, 2018, whose address is 55 East 52nd Street, New York, New York 10055. According to the Schedule 13G/A, Blackrock, Inc. has sole voting power over 7,201,723 shares of our common stock and sole dispositive power over 7,323,999 shares of our common stock.

(3)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G (Amendment No. 7), as of July 31, 2018, filed by The Vanguard Group, Inc. (Vanguard) with the SEC on August 8, 2018, whose address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. According to the Schedule 13G/A, Vanguard has sole voting power over 111,693 shares of our common stock, shared voting power over 7,600 shares of our common stock, sole dispositive power over 5,431,675 shares of our common stock, and shared dispositive power over 114,493 shares of our common stock.

(4)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G (Amendment No. 2), as of December 31, 2017, filed by Dimensional Fund Advisors LP (Dimensional) with the SEC on February 9, 2018, whose address is Building One, 6300 Bee Cave Road, Austin, Texas 78746. According to the Schedule 13G/A, Dimensional has sole voting power over 2,803,294 shares of our common stock and sole dispositive power over 2,887,748 shares of our common stock. Dimensional, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the "Funds"). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser, and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(5)
Includes options to purchase 214,910 shares that are exercisable on or within 60 days after January 4, 2019.

(6)
Includes options to purchase 104,594 shares that are exercisable on or within 60 days after January 4, 2019.

(7)
Includes options to purchase 57,200 shares that are exercisable on or within 60 days after January 4, 2019.

(8)
Includes options to purchase 33,200 shares that are exercisable on or within 60 days after January 4, 2019.

(9)
Includes options to purchase 47,932 shares that are exercisable on or within 60 days after January 4, 2019.

(10)
Includes options to purchase 57,200 shares that are exercisable on or within 60 days after January 4, 2019.

(11)
Includes options to purchase 16,400 shares that are exercisable on or within 60 days after January 4, 2019.

(12)
Includes options to purchase 21,000 shares that are exercisable on or within 60 days after January 4, 2019.

(13)
Includes options to purchase 70,810 shares that are exercisable on or within 60 days after January 4, 2019.

(14)
Includes options to purchase 33,200 shares that are exercisable on or within 60 days after January 4, 2019.

(15)
Includes options to purchase 49,200 shares that are exercisable on or within 60 days after January 4, 2019.

(16)
Includes options to purchase 29,000 shares that are exercisable on or within 60 days after January 4, 2019.

(17)
Includes options to purchase 920,171 shares that are exercisable on or within 60 days after January 4, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors, and owners of more than 10% of our equity securities (collectively, our insiders), to timely file initial reports of ownership and reports of changes in ownership with the SEC. Due to the complexity of SEC reporting rules, we undertake to file these reports on behalf of our directors and executive officers and have instituted procedures to assist them with complying with their reporting obligations. To our knowledge, based solely on our review of SEC filings, our records and written representations from certain of our insiders that no other reports were required to have been filed, we believe that all of our insiders timely complied with the Section 16(a) filing requirements applicable to them during fiscal 2018.

Security Ownership Information

Related Person Transactions

              Our Board of Directors has adopted a written related person transactions policy. Under the policy, the Audit Committee (or other committee designated by the NCG Committee) reviews transactions between us and "related persons." For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of our common stock, in each case, since the beginning of the last fiscal year, and their immediate family members.

              Related person transactions that do not fall into certain pre-approved categories in accordance with Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, must be reviewed by our Disclosure Committee, which consists of an internal team of senior representatives from our finance, accounting, legal, human resources, tax, treasury, investor relations, and information technology departments. The Disclosure Committee determines whether a related person could have a significant interest in such a transaction, and any such transaction is referred to the Audit Committee (or other designated committee). Transactions may also be identified through our Code of Business Conduct, our quarterly certification process, or our other policies and procedures and reported to the Audit Committee (or other designated committee). The Audit Committee will review the material facts of all related person transactions and either approve, ratify, rescind, or take other appropriate action (in its discretion) with respect to the transaction.

              We did not have any related person transactions in fiscal 2018.

MEETING AND VOTING INFORMATION

              This proxy statement is being furnished to stockholders on behalf of our Board to solicit proxies for the Annual Meeting to be held on Thursday, February 28, 2019, at 10:00 a.m. Pacific Time, at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, California 91101 and at any adjournment or postponement thereof. The items of business to be acted upon at the meeting are set forth in the Notice of Annual Meeting of Stockholders appearing at the beginning of this proxy statement.

Delivery of Annual Report on Form 10-K

              We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to our Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107. Our Annual Report on Form 10-K is also available at www.tetratech.com.

Delivery of Proxy Materials

              We have elected to provide access to our proxy materials on the internet. Accordingly, we are sending the Notice of Annual Meeting of Stockholders ("Notice") to our stockholders of record. Brokers, banks, and other nominees (collectively, nominees) who hold shares on behalf of the beneficial owners (also called street name holders) will send a similar notice to beneficial owners. All stockholders will have the ability to access our proxy materials on the website referred to in the Notice or to request a printed copy of the proxy materials. Instructions on how to request printed proxy materials by mail, including an option to receive paper copies in the future, may be found in the Notice and on the website referred to in the Notice.

              We intend to mail this proxy statement, together with a proxy card, to stockholders entitled to vote at the Annual Meeting who properly request paper copies of these materials within three business days of request. If you hold your shares in street name, you may request paper copies of the proxy statement and proxy card from your nominee by following the instructions on the notice your nominee provides to you.

Householding

              We have adopted a procedure approved by the SEC called householding. Under this procedure, we are permitted to deliver a single copy of our proxy materials, including this proxy statement and our annual report, to stockholders sharing the same address who did not receive the Notice and who did not otherwise notify us of their desire to receive multiple copies of our proxy materials. Householding allows us to reduce our printing and postage costs and limits the volume of duplicative information received at your household. Householding affects only the delivery of proxy materials; it has no impact on the delivery of dividend checks.

              We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at an address to which only one copy was mailed. If you wish to receive an additional copy of our proxy materials, or if you received multiple copies of our proxy materials and wish to request householding in the future, you may make such request by writing to our Corporate Secretary at Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107.

              If you are a street name holder and wish to revoke your consent to householding and receive separate copies of our proxy materials in future years, you may call Broadridge Investor Communications Services toll-free

Meeting and Voting Information

at (800) 542-1061 or write to them c/o Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Shares Entitled to Vote

              Stockholders of record as of the close of business on January 4, 2019, are entitled to notice of, and to vote at, the Annual Meeting. Our only class of shares outstanding is common stock, and there were 55,314,992 shares of our common stock outstanding on January 4, 2019. A list of stockholders entitled to vote will be available for inspection at least 10 days before the Annual Meeting and at the Annual Meeting pursuant to our bylaws. Each stockholder of record is entitled to one vote for each share of common stock held on the record date.

Voting Your Shares

              Voting in Person. You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you hold your shares in street name, you may only vote in person at the meeting if you properly request and receive a legal proxy in your name from the nominee that holds your shares.

              Shares Registered Directly in the Name of the Stockholder. If you hold your shares of common stock as a record holder (i.e., directly in your name), your method of voting differs depending on whether you are viewing this proxy statement on the Internet or reviewing a paper copy, as follows:

  •
  if you received a notice of internet availability or an email, you may vote your shares by (i) submitting a proxy on the internet by following the instructions on the website or (ii) requesting a paper copy of the proxy materials and following one of the methods described below; and

  •
  if you received a paper proxy card or voting instruction card, you may vote your shares by (i) submitting a proxy by telephone or on the internet by following the instructions on the proxy card or (ii) completing, dating, and signing the proxy card included with the proxy statement and returning it in the pre-addressed, postage-paid envelope provided.

              We encourage you to vote by telephone or on the internet since these methods immediately record your votes and allow you to confirm that your votes have been properly recorded. If you vote by internet or telephone, then you need not return a written proxy card by mail.

              Shares Registered in Street Name. If you hold your shares of common stock in street name, which means your shares are held of record by a nominee, you will receive instructions from your nominee on how to vote your shares. Your nominee will allow you to deliver your voting instructions over the internet and may also permit you to vote by telephone. In addition, if you received a printed copy of this proxy statement, you may submit your voting instructions by completing, dating, and signing the voting instruction form that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided. If you vote by internet or telephone, then you need not return a written voting instruction form by mail.

              Manner of Voting in the Absence of Instructions. In the event that you return a signed and valid proxy card on which no directions are specified, your shares will be voted

  •
  FOR the election of the ten directors nominated by our Board to serve a one-year term;

  •
  FOR the approval, on an advisory basis, of our executive compensation;

Meeting and Voting Information

  •
  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2019; and

  •
  in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

              Deadline for Voting. If you are a stockholder of record, your proxy must be received by telephone or the internet by 11:59 p.m. Eastern Time on February 27, 2019, in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and you received a printed set of proxy materials, you also have the option of completing, signing, dating, and returning the proxy card enclosed with the proxy materials before the Annual Meeting in order for your shares to be voted at the meeting. If you hold your shares of common stock in street name, please comply with the deadlines included in the voting instructions provided by the nominee that holds your shares.

Revoking Your Proxy or Changing Your Vote

              A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is acted upon at the Annual Meeting by (1) submitting another proxy by telephone or on the internet (only your last voting instructions will be counted); (2) sending a later dated paper proxy; (3) delivering to our Corporate Secretary a written notice of revocation prior to the voting of the proxy at the Annual Meeting; or (4) voting in person at the Annual Meeting. Simply attending the Annual Meeting will not revoke your proxy. Any change to your proxy that is provided by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on February 27, 2019.

              If your shares are held in street name, you may change your vote by submitting new voting instructions to your nominee. You must contact your nominee to find out how you can change your vote.

Quorum and Votes Required

              Votes cast by proxy or in person at the Annual Meeting will be tabulated by Broadridge Financial Solutions, Inc., the independent agent appointed as inspector of election by our Board. The inspector of election will also determine whether or not a quorum is present. At the Annual Meeting, the existence of a quorum and tabulation of votes is determined as follows:

  •
  the presence in person or representation by proxy of a majority of the outstanding shares of common stock on the record date and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Shares represented by proxies that reflect abstentions or broker non-votes (which are shares held by a nominee that are represented and voted on a routine matter at the meeting, but with respect to which the nominee is not empowered to vote on another non-routine matter at the meeting) will be counted as shares that are present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. All of the items scheduled to be considered at the Annual Meeting are "non-routine" under the Nasdaq rules, except for Item 3, ratification of the appointment of our independent registered public accounting firm. Nominees are prohibited from voting on non-routine items in the absence of instructions from the beneficial owners of the shares. As a result, if you hold your shares in street name and do not submit voting instructions to your nominee, your shares will be voted on Item 3 in the manner directed by your nominee, but will not be voted on Item 1, election of directors, or Item 2, approval, on an advisory basis, of our executive compensation and will constitute broker non-votes on each such item. We urge you to promptly provide voting instructions to your nominee so that your vote is counted for Item 1 and Item 2.

Meeting and Voting Information

  •
  Because there is no cumulative voting and this is an uncontested election, each of the director nominees named in Item 1 receiving a majority of the votes cast will be elected as a director (for these purposes, "a majority of votes cast" means that the number of shares voted "for" a director's election exceeds the number of shares voted "against" that director). Abstentions and broker non-votes will not count as a vote cast for or against a nominee's election and therefore will have no effect in determining whether a director nominee has received a majority of the votes cast.

  •
  For Item 2, approval, on an advisory basis, of our executive compensation, and Item 3, ratification of the appointment of our independent registered public accounting firm, the affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote on the item will be the act of the stockholders. Abstentions as to a particular item will have the same effect as a vote against that item. Broker non-votes will have no effect on the vote for Item 2. Ratifying the appointment of our independent registered public accounting firm is considered a routine matter on which brokers may vote in their discretion on behalf of beneficial owners. Accordingly, broker non-votes should not be applicable for Item 3. Also, please be aware that Item 2 and Item 3 are advisory only and are not binding on our company. Our Board of Directors will consider the outcome of the vote on each of these items in considering what action, if any, should be taken in response to the advisory vote by stockholders.

Voting on Additional Business

              As of the date of this proxy statement, we know of no other business that will be presented for consideration at the Annual Meeting. However, if any other business properly comes before the meeting, votes will be cast in respect of any such other business in accordance with the best judgment of the persons acting pursuant to the proxies.

Vote Results

              We intend to announce preliminary voting results at the conclusion of the Annual Meeting. We expect to report final voting results in a Current Report on Form 8-K filed with the SEC on or before four business days following the Annual Meeting.

Proxy Solicitation

              We will bear all costs related to this solicitation of proxies. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $20,000 in total. Some of our employees may solicit proxies in person, by telephone, or by email; these employees will not receive any additional compensation for their proxy solicitation efforts. We will reimburse banks, brokers and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses they incur in forwarding our proxy materials to beneficial stockholders. You can help reduce these costs by electing to access proxy materials electronically.

Electronic Access to Proxy Materials and Annual Report

              Instead of receiving paper copies of proxy statements and annual reports by mail in the future, you can elect to receive an email message that will provide a link to these documents on the internet. By opting to access proxy materials via the internet, you will be able to access them more quickly; save us the cost of printing and

Meeting and Voting Information

mailing them to you; reduce the amount of mail you receive from us; and help us preserve environmental resources.

              You may enroll to access proxy materials and annual reports electronically for future Annual Meetings by registering online at the following website: www.proxyvote.com. If you vote on the Internet, simply follow the prompts on the voting website to link to the electronic enrollment website.

Annual Meeting Procedures

              You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial owner of our common stock on January 4, 2019, or you hold a valid legal proxy for the Annual Meeting. If you are a stockholder of record, you may be asked to present valid picture identification, such as a driver's license or passport, for admission to the annual meeting.

              If your shares are registered in the name of a nominee, you may be asked to provide proof of beneficial ownership as of January 4, 2019, such as a brokerage account statement, a copy of the Notice or voting instruction form provided by your nominee, or other similar evidence of ownership, as well as picture identification, for admission. If you wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your nominee and present it to the inspector of elections with your ballot.

Submission of Stockholder Items for 2020 Annual Meeting

Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

              Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in our proxy materials relating to our 2020 Annual Meeting, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received no later than September 20, 2019. Such proposals should be delivered to the Corporate Secretary, Tetra Tech, Inc., 3475 E. Foothill Boulevard, Pasadena, California 91107.

Requirements for Stockholder Proposals and Nomination of Director Candidates Not Intended for Inclusion
in Our Proxy Materials

              Our bylaws provide that stockholders seeking to present a proposal or nominate a director for election to our Board at the 2020 Annual Meeting but not intending for such proposal to be included in the proxy statement for that annual meeting must have given timely notice thereof in writing to the Secretary of Tetra Tech, Inc. not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting. To be timely for the 2020 Annual Meeting, a stockholder's notice must be delivered to or mailed and received by the Secretary at our principal executive offices on or between October 31, 2019, and November 30, 2019. However, in the event that the annual meeting is called for a date that is not within 30 days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was held, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of the annual meeting is first made. The public announcement of an adjournment of an annual meeting of stockholders will not commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to the Secretary must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the annual meeting.

Meeting and Voting Information

              Pursuant to our bylaws, the chairman of the Annual Meeting will have the power and duty to determine whether a nomination or any business proposed to be brought before the Annual Meeting was made, or proposed, in accordance with the bylaws. Any proposed nomination or business that does not fully comply with the notice requirements of our bylaws will be disregarded and will not be brought before the 2020 Annual Meeting.

Other Matters

              Our Board of Directors knows of no other matters to be presented for stockholder action at the 2019 Annual Meeting. However, if other matters properly come before the meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
Preston Hopson Senior Vice President, General Counsel and Secretary

Pasadena, California
January 18, 2019

TETRA TECH, INC. C/O COMPUTERSHARE P.O. BOX 43070 PROVIDENCE, RI 02940-3070

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 02/27/2019 for shares held directly and by 11:59 P.M. ET on 02/25/2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ElECTRONIC DElIVERY Of fuTuRE PROXY MATERIAlS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 02/27/2019 for shares held directly and by 11:59 P.M. ET on 02/25/2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR each of the following director nominees:

1.	Election of Directors

	Nominees	For	Against	Abstain

1A	Dan L. Batrack	☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2 and 3.
							For	Against	Abstain
1B	Gary R. Birkenbeuel	☐	☐	☐
					2 To approve, on an advisory basis, the Company’s executive compensation;		☐	☐	☐
1C	Hugh M. Grant	☐	☐	☐

1D	Patrick C. Haden	☐	☐	☐	3 To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2019.		☐	☐	☐

1E	J. Christopher Lewis	☐	☐	☐

1F	Joanne M. Maguire	☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof.

1G	Kimberly E. Ritrievi	☐	☐	☐

1H	Albert E. Smith	☐	☐	☐

1I	J. Kenneth Thompson	☐	☐	☐

1J	Kirsten M. Volpi	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. All joint holders must sign. If signing as attorney, executor, administrator, or other fiduciary, please include full title. If a corporation or partnership, please include full corporate or partnership name and name of authorized officer signing.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

0000393608_1     R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com

TETRA TECH, INC.

Annual Meeting of Stockholders

February 28, 2019, 10:00 AM Pacific Time

This proxy is solicited by the Board of Directors

This proxy, when properly executed, will be voted in the manner directed herein or, if no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations with respect to the election of directors and proposals 2 and 3, and in the discretion of the proxy holder(s) as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

The stockholder(s) hereby revoke(s) all prior proxies to vote at the Annual Meeting or any postponement or adjournment thereof and appoint(s) Dan L. Batrack and Preston Hopson, and each of them, as proxies, each with full power of substitution, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot and any other matters which may properly come before the Annual Meeting and all postponements or adjournments of the Annual Meeting, all of the shares of common stock of TETRA TECH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting to be held at 10:00 AM Pacific Time on 02/28/2019, at the Westin Pasadena, 191 N. Los Robles Avenue, Pasadena, CA 91101, and any postponement or adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU CHOOSE TO VOTE BY TELEPHONE OR INTERNET, DO NOT RETUN THIS PROXY.

Complete and sign on the reverse side

0000393608_2     R1.0.1.17